UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-02679

DAVIS SERIES, INC.
(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Address of principal executive offices)

Lisa J. Cohen
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Name and address of agent for service)

Registrant’s telephone number, including area code: 520-806-7600
Date of fiscal year end: December 31, 2021
Date of reporting period: December 31, 2021

____________________

ITEM 1. REPORT TO STOCKHOLDERS

(part of Davis Series, Inc.)

December 31, 2021

ANNUAL REPORT

DAVIS SERIES, INC.	Table of Contents

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis Series, Inc. (the “Funds”) prospectus, which contains more information about investment strategies, risks, charges, and expenses. Please read the prospectus carefully before investing or sending money.
Shares of the Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.
Portfolio Proxy Voting Policies and Procedures
The Funds have adopted Portfolio Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. A description of the Funds’ Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-279-0279, (ii) on the Funds’ website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds’ Form N-PX filing is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-279-0279, (ii) on the Funds’ website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.
Quarterly Schedule of Investments and Form N-MFP
The Funds file their complete schedule of investments with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Form N-PORT Part F (as of the end of the first and third quarters [excluding Davis Government Money Market Fund]). Davis Government Money Market Fund files its complete schedule of portfolio holdings with the SEC for each month end on Form N-MFP. The Funds’ Forms N-CSR (Annual and Semi-Annual Reports), N-PORT Part F, and Davis Government Money Market Fund’s Form N-MFP are available without charge, upon request, by calling 1-800-279-0279, on the Funds’ website at www.davisfunds.com, and on the SEC’s website at www.sec.gov. A list of the Funds’ quarter-end holdings (other than Davis Government Bond Fund and Davis Government Money Market Fund) is also available at www.davisfunds.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.

DAVIS SERIES, INC.	Shareholder Letter

Dear Fellow Shareholder,

As stewards of our customers’ savings, the management team and Directors of Davis Funds recognize the importance of candid, thorough, and regular communication with our shareholders. In our Annual and Semi-Annual Reports we include all of the required quantitative information such as audited financial statements, detailed footnotes, performance reports, fund holdings, and performance attribution. Also included is a list of positions opened and closed.

In addition, we produce a Manager Commentary for certain funds. In this commentary, we give a more qualitative perspective on fund performance, discuss our thoughts on individual holdings, and share our investment outlook. You may obtain a copy of the current Manager Commentary either on our website, www.davisfunds.com, or by calling 1-800-279-0279.

We value the trust you have placed in us and look forward to continuing our investment journey together.

Sincerely,

Christopher C. Davis
President

February 1, 2022

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS OPPORTUNITY FUND

Performance Overview

Davis Opportunity Fund underperformed the Standard & Poor’s 1500® Index (“S&P 1500®”or the “Index”) for the twelve-month period ended December 31, 2021 (the “period”). The Fund’s Class A shares delivered a total return on net asset value of 24.96%, versus a 28.45% return for the S&P 1500®. The sectors1 within the Index that reported the strongest performance were Energy (up 55%), Real Estate (up 43%), and Information Technology (up 35%). The sectors within the Index that reported the weakest performance were Utilities (up 18%), Consumer Staples (up 18%), and Communication Services (up 21%).

Detractors from Performance

The Fund’s Consumer Discretionary holdings were the most important detractor2 from performance both on an absolute basis and relative to the Index. The Fund’s holdings underperformed the S&P 1500® sector (down 33%, versus up 25%). New Oriental Education & Technology3 (down 78%), Vroom (down 68%), and Alibaba (down 42%), all new holdings initiated during the period, were significant detractors from performance. The Fund completely liquidated its position in New Oriental Education & Technology after the Chinese government placed new regulations on the company related to after-school tutoring and private educational services, one of which is mandating that it must now be registered as a non-profit organization. Quotient Technology (down 21%) was another detractor from this sector.

The Fund’s Consumer Staples holdings were also an important detractor from performance on both an absolute and relative basis. The Fund’s holdings underperformed the Index sector (down 49%, versus up 18%) but a very small average weighting (1%, versus 6% for the Index) in this lesser performing sector somewhat offset the impact from the weaker stock selection. Missfresh, a Chinese online grocery retailer, was a company the Fund held private equity shares of during the period. Missfresh completed its initial public offering (“IPO”) in June 2021. Previously classified in Consumer Discretionary, Missfresh moved to Consumer Staples at the time of IPO and subsequent performance (down 65%) was the primary reason Consumer Staples was a detractor from performance. Missfresh, including its pre-IPO performance, decreased 68% during the period.

Compared to the Index, the Fund’s performance was hindered by both having a smaller weighting in (10%, versus 25% for the Index sector) and underperforming (up 28%, versus up 35%) the stronger performing Information Technology sector. The Fund also had no exposure in Energy and Real Estate, the two highest performing sectors of the S&P 1500®, and relative performance suffered as a result.

The Fund held private equity shares of China ride hailing company Didi Chuxing. In June 2021, the company was renamed DiDi Global and shortly thereafter completed its IPO. DiDi Global was a top detractor from performance primarily due to its performance subsequent to the IPO. Including its pre-IPO performance, DiDi Global decreased 47% during the period. Additional individual detractors from performance were AIA Group (down 17%), Vimeo (down 60%), and Viatris (down 26%). Vimeo was spun off from IAC/InterActiveCorp.

The Fund had an average weighting of 19% of net assets in foreign securities. The Fund’s foreign holdings underperformed the U.S. holdings (up 14%, compared to up 32%). An 8% average repurchase agreement (cash) position during the period also hindered relative performance in a strong market environment.

Contributors to Performance

The Fund’s largest average sector position during the period was in Industrials. These holdings were the most significant contributor to performance both on an absolute and relative basis. The Fund’s Industrials holdings outperformed the S&P 1500® sector (up 42%, versus up 22%). Of the top ten contributors during the period, four were from the Industrials sector. Grab Holdings (up 122%), a ride hailing company in Southeast Asia, went public in 2021 via a merger with a special purpose acquisition company (SPAC). As a result, its value increased making it the top contributor to performance by a significant margin due to its 6% average weighting. Shortly after the merger occurred, the Fund liquidated its position in Grab Holdings. Other strong performers included Carrier Global (up 45%), Johnson Controls (up 77%), and Schneider Electric (up 38%).

The Fund continued to hold a large position in Financials. These holdings were also beneficial to both absolute and relative performance. The Fund’s holdings outperformed the Index sector (up 36%, versus up 31%) and the Fund benefited from a higher average weighting (21%, compared to 13%) in this sector. Wells Fargo (up 61%) and Capital One Financial (up 49%) were among the top contributors and both were top ten holdings at the end of the period, representing 6.45% and 4.84% of net assets, respectively.

The Fund’s holdings in the Communication Services sector also helped performance. The Fund’s Communication Services holdings outperformed the Index sector (up 35%, versus up 21%) and the Fund benefited from a lower average weighting (6%, versus 10%) in this weaker performing sector. Alphabet (up 65%), the parent company of Google, was a strong performer.

The Health Care sector of the Fund contributed significantly to absolute performance (up 26%). UnitedHealth Group (up 45%) and Quest Diagnostics (up 48%) were among the top contributors and both were top five holdings at the end of the period, representing 5.56% and 5.07% of net assets, respectively.

Applied Materials (up 84%) was another contributor to performance.

Davis Opportunity Fund’s investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis Opportunity Fund’s principal risks are: stock market risk, common stock risk, foreign country risk, headline risk, large-capitalization companies risk, mid- and small-capitalization companies risk, manager risk, depositary receipts risk, emerging market risk, fees and expenses risk, and foreign currency risk. See the prospectus for a full description of each risk.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended December 31, 2021, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, December 31, 2021, unless otherwise noted.
[1]
The companies included in the Standard & Poor’s 1500® Index are divided into eleven sectors. One or more industry groups make up a sector. For purposes of measuring concentration, the Fund generally classifies companies at the industry group or industry level. See the SAI for additional information regarding the Fund’s concentration policy.

[2]
A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS OPPORTUNITY FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Opportunity Fund Class A versus the Standard & Poor’s 1500® Index over 10 years for an investment made on December 31, 2011

$50,000
$40,000
$30,000
$20,000
$10,000
$0
S&P 1500®
DOF-A*
S&P 1500®
$45,461
DOF-A*
$37,080
12/31/11
12/31/12
12/31/13
12/31/14
12/31/15
12/31/16
12/31/17
12/31/18
12/31/19
12/31/20
12/31/21

Average Annual Total Return for periods ended December 31, 2021

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	24.96%	13.49%	14.55%	11.18%	12/01/94	0.93%	0.93%
Class A - with sales charge	19.02%	12.40%	14.00%	10.99%	12/01/94	0.93%	0.93%
Class C**	22.92%	12.58%	13.82%	8.45%	08/15/97	1.75%	1.75%
Class Y	25.23%	13.75%	14.81%	8.80%	09/18/97	0.70%	0.70%
S&P 1500® Index***	28.45%	17.94%	16.34%	11.26%

The Standard & Poor’s 1500® Index is comprised of the S&P 500®, S&P MidCap 400®, and S&P SmallCap 600® indices, which together represent approximately 90% of U.S. market capitalization. Investments cannot be made directly in the Index.
The performance data quoted in this report represents past performance, assumes that all distributions were reinvested, and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance data quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For most recent month-end performance information, please call Investor Services at 1-800-279-0279 or visit the Fund’s website at www.davisfunds.com.
Davis Opportunity Fund’s performance benefited from IPO purchases in 2013 and 2014. After purchase, the IPOs rapidly increased in value. The Adviser purchases shares intending to benefit from long-term growth of the underlying company; the rapid appreciation of the IPOs were unusual occurrences.

*Reflects 4.75% front-end sales charge.
**Includes any applicable contingent deferred sales charge. Because Class C shares automatically convert to Class A shares after 8 years, the “10-Year” and “Since Inception” returns for Class C reflects Class A performance for the period after conversion.
***Inception return is from 12/01/94.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS GOVERNMENT BOND FUND

Performance Overview

Davis Government Bond Fund performed roughly in line with the Bloomberg Barclays U.S. Government 1-3 Year Bond Index (the “Bloomberg Index”) before taking expenses into account. The net expense ratio for Class A shares was 1.00% during the twelve-month period ended December 31, 2021 (the “period”). The Fund’s Class A shares delivered a total return on net asset value of (1.48%), versus a (0.60%) return for the Bloomberg Index.

The Fund’s investment strategy, under normal circumstances, is to invest exclusively in U.S. Government securities and repurchase agreements, collateralized by U.S. Government securities, with a weighted average maturity of three years or less. The Fund maintained a weighted average maturity of 2.30 years during the period. The Fund remains almost exclusively invested in mortgage-backed securities. The largest position during the period was in collateralized mortgage obligations (average weighting of 52%). During the period, the Fund had a significant weighting (14%) in repurchase agreements (cash).

Davis Government Bond Fund’s investment objective is current income. There can be no assurance that the Fund will achieve its objective. Davis Government Bond Fund’s principal risks are: U.S. government securities risk, repurchase agreement risk, credit risk, changes in debt rating risk, fees and expenses risk, inflation risk, interest rate risk, extension and prepayment risk, and variable current income risk. See the prospectus for a full description of each risk.

Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended December 31, 2021, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, December 31, 2021, unless otherwise noted.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS GOVERNMENT BOND FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Government Bond Fund Class A versus the Bloomberg Barclays U.S. Government 1-3 Year Bond Index
over 10 years for an investment made on December 31, 2011

$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
Bloomberg Index
DGBF-A*
Bloomberg Index
$11,161
DGBF-A*
$9,952
12/31/11
12/31/12
12/31/13
12/31/14
12/31/15
12/31/16
12/31/17
12/31/18
12/31/19
12/31/20
12/31/21

Average Annual Total Return for periods ended December 31, 2021

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	(1.48)%	0.80%	0.44%	2.80%	12/01/94	1.17%	1.00%
Class A - with sales charge	(6.16)%	(0.17)%	(0.05)%	2.61%	12/01/94	1.17%	1.00%
Class C**	(3.20)%	(0.02)%	(0.19)%	2.05%	08/19/97	2.35%	1.75%
Class Y	(1.22)%	1.01%	0.74%	2.33%	09/01/98	0.97%	0.75%
Bloomberg Barclays U.S. Government 1-3 Year Bond Index***	(0.60)%	1.62%	1.10%	3.63%

The Bloomberg Barclays U.S. Government 1-3 Year Bond Index measures the investment grade, U.S. dollar-denominated, fixed-rate Treasuries and government-related securities. Investments cannot be made directly in the Index.
The performance data quoted in this report represents past performance, assumes that all distributions were reinvested, and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance data quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For most recent month-end performance information, please call Investor Services at 1-800-279-0279 or visit the Fund’s website at www.davisfunds.com.
*Reflects 4.75% front-end sales charge.
**Includes any applicable contingent deferred sales charge. Because Class C shares automatically convert to Class A shares after 8 years, the “10-Year” and “Since Inception” returns for Class C reflects Class A performance for the period after conversion.
***Inception return is from 12/01/94.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS FINANCIAL FUND

Performance Overview
Davis Financial Fund outperformed the Standard & Poor’s 500® Index (“S&P 500®” or the “Index”) for the twelve-month period ended December 31, 2021 (the “period”). The Fund’s Class A shares delivered a total return on net asset value of 31.46%, versus a 28.71% return for the S&P 500®.  The sectors1 within the Index that reported the strongest performance were Energy (up 55%), Real Estate (up 46%), and Information Technology (up 36%).  All five industries within the Financials sector of the Index saw positive performance (Banks, Capital Markets, Consumer Finance, Diversified Financial Services, and Insurance). The sectors within the Index that reported the weakest performance were Utilities (up 18%), Consumer Staples (up 19%), and Industrials (up 21%).

Contributors to Performance
The Fund’s largest industry weighting during the period was in Banks, which was the top contributor2 to absolute performance. The Fund ended the period with 44% of net assets in this industry. Five of the top ten holdings at the end of the period are from the Banks industry. Wells Fargo3 (up 61%), Bank of America (up 50%), JPMorgan Chase (up 28%), PNC Financial (up 38%), and U.S. Bancorp (up 24%) were all among the top contributors.
The Fund’s Consumer Finance position was also a strong contributor to performance. The Fund benefited from its higher weighting (16% average weight) and its stronger stock selection (up 45%, compared to up 39% for the Index industry). The biggest single contributor to performance was also the largest holding at the end of the period, Capital One Financial. Capital One Financial was up 49% and represented 9.35% of net assets at the end of the period. Another top contributor from this industry was American Express, which was up 37%.
Other top performers during the period were Bank of New York Mellon (up 41%), Charles Schwab (up 60%), and Berkshire Hathaway (up 30%).
Detractors from Performance
Ping An Insurance (down 16%), a new Insurance holding during the period, was the single largest detractor from performance. Greenlight Capital (up 7%) was a weaker contributor from the Insurance industry. The Fund’s holdings underperformed the Index industry (up 20%, compared to up 32%).
A couple of Bank holdings also hindered Fund performance. M&T Bank (down 7%) and Metro Bank (down 32%) were top detractors from performance. Danske Bank (up 6%) was also a weaker performer.  The Fund no longer owns M&T Bank.
Alphabet (down 2%), the only non-financial holding, was another top detractor. The Fund liquidated its position in Alphabet in the earlier stages of the period.
The Fund had an average weighting of 17% of net assets in foreign securities. The Fund’s foreign holdings underperformed the U.S. holdings (up 19%, compared to up 36%).

Davis Financial Fund’s investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis Financial Fund’s principal risks are: stock market risk, common stock risk, financial services risk, credit risk, interest rate sensitivity risk, focused portfolio risk, headline risk, foreign country risk, large-capitalization companies risk, manager risk, depositary receipts risk, fees and expenses risk, foreign currency risk, emerging market risk, and mid- and small-capitalization companies risk. See the prospectus for a full description of each risk.

Davis Financial Fund concentrates its investments in the financial sector, and it may be subject to greater risks than a fund that does not concentrate its investments in a particular sector. The Fund’s investment performance, both positive and negative, is expected to reflect the economic performance of the financial sector more than a fund that does not concentrate its portfolio.
Davis Financial Fund is allowed to focus its investments in fewer companies, and it may be subject to greater risks than a more diversified portfolio that is not allowed to focus its investments in a few companies. Should the portfolio manager determine that it is prudent to focus the Fund’s portfolio in a few companies, the Fund’s investment performance, both positive and negative, is expected to reflect the economic performance of its more focused portfolio.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended December 31, 2021, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, December 31, 2021, unless otherwise noted.
[1]
The companies included in the Standard & Poor’s 500® Index are divided into eleven sectors. One or more industry groups make up a sector. For purposes of measuring concentration, the Fund generally classifies companies at the industry level. See the SAI for additional information regarding the Fund’s concentration policy.

[2]
A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS FINANCIAL FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Financial Fund Class A versus the
Standard & Poor’s 500® Index over 10 years for an investment made on December 31, 2011

Average Annual Total Return for periods ended December 31, 2021

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	31.46%	10.45%	12.93%	11.54%	05/01/91	0.94%	0.94%
Class A - with sales charge	25.22%	9.39%	12.40%	11.37%	05/01/91	0.94%	0.94%
Class C**	29.44%	9.60%	12.17%	7.40%	08/12/97	1.71%	1.71%
Class Y	31.76%	10.71%	13.16%	8.45%	03/10/97	0.70%	0.70%
S&P 500® Index***	28.71%	18.46%	16.54%	10.81%

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.
The performance data quoted in this report represents past performance, assumes that all distributions were reinvested, and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance data quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For most recent month-end performance information, please call Investor Services at 1-800-279-0279 or visit the Fund’s website at www.davisfunds.com.
*Reflects 4.75% front-end sales charge.
**Includes any applicable contingent deferred sales charge. Because Class C shares automatically convert to Class A shares after 8 years, the “10-Year” and “Since Inception” returns for Class C reflects Class A performance for the period after conversion.
***Inception return is from 05/01/91.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS APPRECIATION & INCOME FUND

Performance Overview
Davis Appreciation & Income Fund underperformed the Standard & Poor’s 500® Index (“S&P 500®” or the “Index”) for the twelve-month period ended December 31, 2021 (the “period”). The Fund’s Class A shares delivered a total return on net asset value of 25.73%, versus a return of 28.71% for the Index. The sectors1 within the Index that reported the strongest performance were Energy (up 55%), Real Estate (up 46%), and Information Technology (up 36%).  The sectors within the Index that reported the weakest performance were Utilities (up 18%), Consumer Staples (up 19%), and Industrials (up 21%).

The Fund ended the period with 78% of net assets invested in equities, 15% in fixed-income securities, and 7% in repurchase agreements and cash. The Fund’s fixed-income securities play an important role in building a balanced portfolio for shareholders.
Detractors from Performance
The Fund’s lone Consumer Discretionary equity holding, Amazon2 (up 2%) was a small contributor3.  The Consumer Discretionary holdings of the Index returned 24%, thus making this sector a detractor from the Fund’s relative performance.
Having no equity holdings in Energy and Real Estate, the two highest performing sectors of the S&P 500®, hindered the Fund’s performance relative to the Index.
Compared to the Index, Fund relative performance suffered by having an underweight equity position in the stronger performing Information Technology sector (17%, compared to 27%).  Intel (up 6%) was a weaker performer from this sector.
The largest equity detractor during the period was AIA Group (down 17%), a Financials holding. Other weak performers from this sector included Danske Bank (up 6%) and Markel (up less than 1%). Viatris (down 26%), a Health Care holding, was also a detractor.
Given the strong equity market, the Fund’s fixed-income and repurchase agreement (cash) positions hindered relative performance during the period with average weights of 16% and 7%, respectively.
Contributors to Performance
The Fund continued to be significantly overweight in the stronger performing Financials sector (average weighting of 41%, compared to 12%) and thus a primary reason why this sector was a significant contributor to performance both on an absolute basis and relative to the Index. The Fund’s equity holdings in Financials outperformed the Index sector (up 33%, versus up 31%). Of the top ten contributors during the period, six were from the Financials sector including Capital One Financial (up 49%), Wells Fargo (up 61%), Berkshire Hathaway (up 29%), Bank of New York Mellon (up 41%), American Express (up 37%), and U.S. Bancorp (up 24%). Berkshire Hathaway, Capital One Financial, and Wells Fargo were all top five holdings at the end of the period, representing 6.39%, 6.14%, and 5.15% of net assets, respectively.

The Fund’s equity holdings in the Communication Services sector were also beneficial to both absolute and relative performance. The Fund’s Communication Services equity holdings outperformed the Index sector (up 53%, compared to up 22%). Alphabet (up 65%), the parent company of Google, was the largest holding at the end of the period, representing 6.49% of net assets.
The Fund’s Information Technology equity position was a key absolute performer. The Fund’s equity holdings outperformed the Index sector (up 43%, versus up 36%). Applied Materials (up 84%) was the top contributor to performance and a top five holding at the end of the period, representing 6.27% of net assets. Microsoft (up 52%) was also a key contributor.
The Fund’s equity holdings in the Industrials sector also helped performance. The Fund’s Industrials equity holdings outperformed the Index sector (up 62%, versus up 21%) and the Fund benefited from a lower average weighting (3%, versus 8%) in this weaker performing sector.
Quest Diagnostics (up 48%), a Health Care equity holding, was another contributor to performance.

Davis Appreciation & Income Fund’s investment objective is total return through a combination of growth and income. There can be no assurance that the Fund will achieve its objective. Davis Appreciation & Income Fund’s principal risks are: stock market risk, common stock risk, headline risk, large-capitalization companies risk, manager risk, preferred stock risk, bonds and other debt securities risk, interest rate risk, variable current income risk, credit risk, convertible securities risk, changes in debt rating risk, extension and prepayment risk, foreign country risk, depositary receipts risk, fees and expenses risk, mid- and small-capitalization companies risk, and high-yield, high-risk debt securities risk. See the prospectus for a full description of each risk.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended December 31, 2021, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, December 31, 2021, unless otherwise noted.
[1]
The companies included in the Standard & Poor’s 500® Index are divided into eleven sectors. One or more industry groups make up a sector. For purposes of measuring concentration, the Fund generally classifies companies at the industry group or industry level. See the SAI for additional information regarding the Fund’s concentration policy.

[2]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

[3]
A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Appreciation & Income Fund Class A versus the
Standard & Poor’s 500® Index over 10 years for an investment made on December 31, 2011

Average Annual Total Return for periods ended December 31, 2021

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	25.73%	11.14%	9.32%	8.44%	05/01/92	0.98%	0.98%
Class A - with sales charge	19.76%	10.07%	8.79%	8.27%	05/01/92	0.98%	0.98%
Class C**	23.77%	10.28%	8.61%	6.13%	08/12/97	1.89%	1.75%
Class Y	26.13%	11.50%	9.60%	7.54%	11/13/96	0.66%	0.66%
S&P 500® Index***	28.71%	18.46%	16.54%	10.78%

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalization, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.
The performance data quoted in this report represents past performance, assumes that all distributions were reinvested, and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance data quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For most recent month-end performance information, please call Investor Services at 1-800-279-0279 or visit the Fund’s website at www.davisfunds.com.
*Reflects 4.75% front-end sales charge.
**Includes any applicable contingent deferred sales charge. Because Class C shares automatically convert to Class A shares after 8 years, the “10-Year” and “Since Inception” returns for Class C reflects Class A performance for the period after conversion.
***Inception return is from 05/01/92.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS REAL ESTATE FUND

Performance Overview
Davis Real Estate Fund underperformed the Wilshire U.S. Real Estate Securities Index (“Wilshire Index” or the “Index”) for the twelve-month period ended December 31, 2021 (the “period”). The Fund’s Class A shares delivered a total return on net asset value of 43.24%, versus a 46.11% return for the Wilshire Index. The sub-industries1 within the Wilshire Index that reported the strongest performance were Retail REITs (up 77%), Industrial REITs (up 68%), and Residential REITs (up 58%). The sub-industries that reported the weakest performance were Hotel & Resort REITs (up 16%), Health Care REITs (up 17%), and Office REITs (up 21%).

Detractors from Performance
Only one Fund holding experienced a negative return for the period. CatchMark Timber Trust2 (down 6%), a Specialized REIT purchased during the period, was the top detractor3 from performance. VICI Properties (up 26%), purchased at the beginning of the period, was a small contributor from the Specialized REITs sub-industry.
When compared to the Wilshire Index, the Fund’s holdings in Industrial REITs hindered performance. The Fund was underweight (14% average weighting, versus 16% for the Index sub-industry) and its holdings underperformed (up 64%, versus up 68%) in a top performing sub-industry of the Index. EastGroup Properties (up 5%) and new holding Americold Realty Trust (up 8%) were among the weaker performers. The Fund no longer owns EastGroup Properties.

Another sub-industry that detracted relative to the Wilshire Index was Hotel & Resort REITs. The Fund had a higher average weighting than the Index sub-industry (6%, compared to 4%) and the holdings underperformed (up 13%, compared to up 16%). Sunstone Hotel Investors (up 4%) and Ryman Hospitality Properties (up 26%) were among the smallest contributors. The Fund no longer owns Ryman Hospitality Properties.

Residential REITs were also an important detractor when compared to the Index. The Fund was underweight (19% average weighting, versus 22% for the Index sub-industry) and its holdings slightly underperformed (up 56%, versus up 58%) in a strong performing sub-industry. An overweight position in the weaker performing Office REITs sub-industry (15%, compared to 11%) also hindered relative performance. Vornado Realty (up 18%) was a weaker performer from the Office REITs sub-industry.

Ventas (up 8%), a Health Care REIT, was another weak performer during the period. The Fund’s 3% average repurchase agreement (cash) position during the period hindered relative performance in a strong market environment.

Contributors to Performance
As discussed above, the Residential REITs position in the Fund was a detractor to performance relative to the Wilshire Index. However, Residential REITs provided the largest contribution to absolute performance due to its aforementioned large weighting and strong performance. AvalonBay Communities (up 62%), Essex Property Trust (up 52%), and Equity Residential (up 57%) were all among the top contributors to performance.

Another relative detractor that contributed significantly to performance on an absolute basis during the period was the Fund’s Industrial REITs position. Prologis (up 72%) was the single most important contributor to performance and largest holding at the end of the period, representing 6.62% of net assets. Rexford Industrial Realty (up 68%) and Terreno Realty (up 49%) were other significant performers from the Industrial REITs sub-industry.

The Fund’s Specialized REITs position was the Fund’s largest sub-industry position with an average weighting of 21%. Public Storage (up 67%) and Extra Space Storage (up 101%) were top contributors to performance.

When compared to the Wilshire Index, the Fund benefited from its holding in the weaker performing Health Care REITs sub-industry. The Fund had a lower average weighting than the Index sub-industry (8%, compared to 11%) and the holdings outperformed (up 29%, compared to up 17%).

Simon Property Group (up 96%) and Brixmor Property Group (up 60%), both Retail REITs, were both significant contributors during the period.

Davis Real Estate Fund’s investment objective is total return through a combination of growth and income. There can be no assurance that the Fund will achieve its objective. Davis Real Estate Fund’s principal risks are: stock market risk, common stock risk, real estate risk, headline risk, large-capitalization companies risk, manager risk, fees and expenses risk, mid- and small-capitalization companies risk, and variable current income risk. See the prospectus for a full description of each risk.

Davis Real Estate Fund concentrates its investments in the real estate sector, and it may be subject to greater risks than a fund that does not concentrate its investments in a particular sector. The Fund’s investment performance, both positive and negative, is expected to reflect the economic performance of the real estate sector more than a fund that does not concentrate its portfolio.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended December 31, 2021, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, December 31, 2021, unless otherwise noted.
[1]	The companies included in the Wilshire U.S. Real Estate Securities Index are divided into ten sub-industries.
[2]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

[3]
A company’s or sub-industry’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS REAL ESTATE FUND

Comparison of a $10,000 investment in Davis Real Estate Fund Class A versus the
Standard & Poor’s 500® Index and the Wilshire U.S. Real Estate Securities Index
 over 10 years for an investment made on December 31, 2011

Average Annual Total Return for periods ended December 31, 2021

Fund & Benchmark Indices	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	43.24%	11.25%	10.80%	10.04%	01/03/94	0.95%	0.95%
Class A - with sales charge	36.44%	10.18%	10.27%	9.86%	01/03/94	0.95%	0.95%
Class C**	41.10%	10.33%	10.04%	8.31%	08/13/97	1.87%	1.75%
Class Y	43.56%	11.49%	11.04%	9.66%	11/08/96	0.72%	0.72%
S&P 500® Index***	28.71%	18.46%	16.54%	10.78%
Wilshire U.S. Real Estate Securities Index***	46.11%	11.04%	11.63%	10.71%

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalization, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.
The Wilshire U.S. Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities. It reflects no deduction for fees or expenses. Investments cannot be made directly in the Index.
The performance data quoted in this report represents past performance, assumes that all distributions were reinvested, and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance data quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For most recent month-end performance information, please call Investor Services at 1-800-279-0279 or visit the Fund’s website at www.davisfunds.com.
*Reflects 4.75% front-end sales charge.
**Includes any applicable contingent deferred sales charge. Because Class C shares automatically convert to Class A shares after 8 years, the “10-Year” and “Since Inception” returns for Class C reflects Class A performance for the period after conversion.
***Inception return is from 01/03/94.

DAVIS SERIES, INC.	Fund Overview
DAVIS OPPORTUNITY FUND	December 31, 2021

Portfolio Composition		Industry Weightings
(% of Fund’s 12/31/21 Net Assets)		(% of 12/31/21 Stock Holdings)

			Fund	S&P 1500®
Common Stock (U.S.)	79.01%	Health Care	25.76%	13.07%
Common Stock (Foreign)	14.61%	Capital Goods	20.25%	5.77%
Short-Term Investments	6.91%	Banks	11.89%	4.34%
Other Assets & Liabilities	(0.53)%	Information Technology	11.03%	27.96%
	100.00%	Diversified Financials	7.49%	4.75%
		Media & Entertainment	6.62%	8.38%
		Retailing	5.49%	6.62%
		Insurance	4.81%	1.96%
		Food, Beverage & Tobacco	2.29%	2.80%
		Materials	1.96%	2.85%
		Transportation	1.65%	1.81%
		Food & Staples Retailing	0.74%	1.37%
		Commercial & Professional Services	0.02%	1.06%
		Other	–	17.26%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund’s 12/31/21 Net Assets)

Wells Fargo & Co.	Banks	6.45%
Cigna Corp.	Health Care Equipment & Services	5.69%
UnitedHealth Group Inc.	Health Care Equipment & Services	5.56%
Viatris Inc.	Pharmaceuticals, Biotechnology & Life Sciences	5.13%
Quest Diagnostics Inc.	Health Care Equipment & Services	5.07%
Capital One Financial Corp.	Consumer Finance	4.84%
U.S. Bancorp	Banks	4.68%
Owens Corning	Capital Goods	3.98%
Schneider Electric SE	Capital Goods	3.47%
Alphabet Inc., Class C	Media & Entertainment	3.39%

DAVIS SERIES, INC.	Fund Overview
DAVIS OPPORTUNITY FUND - (CONTINUED)	December 31, 2021

New Positions Added (01/01/21-12/31/21)
(Highlighted positions are those greater than 1.75% of the Fund’s 12/31/21 net assets)
Security	Industry	Date of 1st Purchase	% of Fund’s 12/31/21 Net Assets
Alibaba Group Holding Ltd., ADR	Retailing	05/13/21	0.69%
Clear Secure, Inc., Class A	Software & Services	06/30/21	0.60%
Darling Ingredients Inc.	Food, Beverage & Tobacco	06/25/21	2.15%
JD.com, Inc., Class A, ADR	Retailing	07/27/21	1.74%
New Oriental Education & Technology
Group, Inc., ADR	Consumer Services	05/28/21	–
Teck Resources Ltd., Class B	Materials	09/24/21	1.83%
U.S. Bancorp	Banks	02/08/21	4.68%
Vroom, Inc.	Retailing	03/10/21	0.32%

Positions Closed (01/01/21-12/31/21)
(Gains and losses greater than $13,000,000 are highlighted)
		Date of	Realized
Security	Industry	Final Sale	Gain (Loss)
Aptiv PLC	Automobiles & Components	02/10/21	$6,678,986
Grab Holdings Ltd., Class A	Transportation	12/06/21	28,771,139
New Oriental Education & Technology
Group, Inc., ADR	Consumer Services	07/29/21	(8,781,545)
Qorvo Inc.	Semiconductors & Semiconductor
	Equipment	02/11/21	13,975,899

DAVIS SERIES, INC.	Fund Overview
DAVIS GOVERNMENT BOND FUND	December 31, 2021

Portfolio Composition		Fixed Income Portfolio Composition
(% of Fund’s 12/31/21 Net Assets)		(% of 12/31/21 Bond Holdings)

Fixed Income	78.13%	Collateralized Mortgage Obligations	65.67%
Short-Term Investments	21.93%	Fannie Mae Mortgage Pools	16.66%
Other Assets & Liabilities	(0.06)%	Ginnie Mae Mortgage Pools	13.09%
	100.00%	Freddie Mac Mortgage Pools	4.58%
			100.00%

Top 10 Fixed Income Holdings
(% of Fund’s 12/31/21 Net Assets)

Fannie Mae, 3.57%, 11/01/25, Pool No. BL0533	Fannie Mae Mortgage Pools	6.60%
Ginnie Mae, 4.559%, 08/20/71, Pool No. 785652	Ginnie Mae Mortgage Pools	6.32%
Freddie Mac, 1.00%, 03/25/51	Collateralized Mortgage Obligations	5.98%
Ginnie Mae, 1.00%, 06/20/51	Collateralized Mortgage Obligations	5.40%
Ginnie Mae, 4.567%, 04/20/70, Pool No. BT6816	Ginnie Mae Mortgage Pools	3.89%
Ginnie Mae, 2.70%, 06/16/58	Collateralized Mortgage Obligations	3.66%
Fannie Mae, 0.9119% (1 month LIBOR + 0.81%), 12/25/39	Collateralized Mortgage Obligations	3.42%
Freddie Mac Multifamily Structured Pass-Through, 2.522%, 01/25/23	Collateralized Mortgage Obligations	3.27%
Ginnie Mae, 3.50%, 03/16/47	Collateralized Mortgage Obligations	3.10%
Ginnie Mae, 0.7011% (1 month LIBOR + 0.63%), 09/20/64	Collateralized Mortgage Obligations	2.94%

DAVIS SERIES, INC.	Fund Overview
DAVIS GOVERNMENT MONEY MARKET FUND	December 31, 2021

Portfolio Composition		Maturity Diversification
(% of Fund’s 12/31/21 Net Assets)		(% of 12/31/21 Portfolio Holdings)

Repurchase Agreements	63.83%	0-30 Days	81.88%
Federal Farm Credit Bank	19.28%	31-90 Days	–
Fannie Mae	3.74%	91-180 Days	3.54%
Federal Home Loan Bank	3.47%	181-397 Days	14.58%
Other Assets & Liabilities	9.68%		100.00%
	100.00%

The maturity dates of floating rate securities used in the Maturity Diversification table are considered to be the effective maturities, based on the reset dates of the securities’ variable rates. See the Fund’s Schedule of Investments for a listing of the floating rate securities.

DAVIS SERIES, INC.	Fund Overview
DAVIS FINANCIAL FUND	December 31, 2021

Portfolio Composition		Industry Weightings
(% of Fund’s 12/31/21 Net Assets)		(% of 12/31/21 Stock Holdings)

			Fund	S&P 500®
Common Stock (U.S.)	79.31%	Banks	46.83%	3.96%
Common Stock (Foreign)	18.75%	Diversified Financials	32.94%	4.89%
Short-Term Investments	1.86%	Insurance	20.23%	1.83%
Other Assets & Liabilities	0.08%	Information Technology	–	29.17%
	100.00%	Health Care	–	13.29%
		Media & Entertainment	–	8.99%
		Retailing	–	6.82%
		Capital Goods	–	5.16%
		Food, Beverage & Tobacco	–	2.87%
		Real Estate	–	2.77%
		Other	–	20.25%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund’s 12/31/21 Net Assets)

Capital One Financial Corp.	Consumer Finance	9.35%
JPMorgan Chase & Co.	Banks	6.83%
Wells Fargo & Co.	Banks	6.42%
Berkshire Hathaway Inc., Class A	Diversified Financial Services	6.06%
Bank of America Corp.	Banks	5.91%
U.S. Bancorp	Banks	5.87%
Bank of New York Mellon Corp.	Capital Markets	5.69%
Chubb Ltd.	Property & Casualty Insurance	5.60%
PNC Financial Services Group, Inc.	Banks	5.32%
Markel Corp.	Property & Casualty Insurance	5.00%

New Positions Added (01/01/21-12/31/21)
(Highlighted positions are those greater than 1.00% of the Fund’s 12/31/21 net assets)
Security	Industry	Date of 1st Purchase	% of Fund’s 12/31/21 Net Assets
M&T Bank Corp.	Banks	05/13/21	–
Ping An Insurance (Group) Co. of China, Ltd. - H	Life & Health Insurance	07/29/21	1.22%

Positions Closed (01/01/21-12/31/21)
(Gains and losses greater than $11,000,000 are highlighted)
Security	Industry	Date of Final Sale	Realized Gain (Loss)
Alphabet Inc., Class A	Media & Entertainment	01/06/21	$11,641,232
Alphabet Inc., Class C	Media & Entertainment	01/06/21	918,360
M&T Bank Corp.	Banks	12/14/21	(1,009,149)

DAVIS SERIES, INC.	Fund Overview
DAVIS APPRECIATION & INCOME FUND	December 31, 2021

Asset Allocation		Equity Industry Weightings
(% of Fund’s 12/31/21 Net Assets)		(% of 12/31/21 Stock Holdings)

			Fund	S&P 500®
Equities	77.59%	Banks	22.12%	3.96%
Fixed Income	15.17%	Information Technology	21.41%	29.17%
Short-Term Investments	7.16%	Diversified Financials	21.08%	4.89%
Other Assets & Liabilities	0.08%	Health Care	11.27%	13.29%
	100.00%	Media & Entertainment	10.77%	8.99%
		Insurance	6.67%	1.83%
		Retailing	5.31%	6.82%
		Capital Goods	1.37%	5.16%
		Food, Beverage & Tobacco	–	2.87%
		Real Estate	–	2.77%
		Automobiles & Components	–	2.68%
		Energy	–	2.67%
		Other	–	14.90%
			100.00%	100.00%

Equity Portfolio Composition		Top 10 Equity Holdings
(% of Fund’s 12/31/21 Stock Holdings)		(% of Fund’s 12/31/21 Net Assets)
Common Stock (U.S.)	88.94%	Alphabet Inc., Class C		6.49%
Common Stock (Foreign)	11.06%	Berkshire Hathaway Inc., Class B		6.39%
	100.00%	Applied Materials, Inc.		6.27%
		Capital One Financial Corp.		6.14%
		Wells Fargo & Co.		5.15%
		Amazon.com, Inc.		4.12%
		Texas Instruments Inc.		3.79%
		Viatris Inc.		3.38%
		Microsoft Corp.		3.30%
		Quest Diagnostics Inc.		3.29%

Fixed Income Portfolio Composition		Top 5 Fixed Income Holdings
(% of Fund’s 12/31/21 Bond Holdings)		(% of Fund’s 12/31/21 Net Assets)
Corporate Bonds	63.35%	Goldman Sachs Group, Inc., Sr. Notes, 0.86% (SOFR + 0.81%), 03/09/27		1.54%
Mortgages	30.55%	Verizon Communications Inc., Sr. Notes, 1.2109% (3 month LIBOR + 1.00%), 03/16/22		1.47%
Municipal Bonds	6.10%
	100.00%	Capital One N.A., Sr. Notes, 1.2786% (3 month LIBOR + 1.15%), 01/30/23		1.22%
		Dell International LLC EMC Corp., First Lien Notes, 8.10%, 07/15/36		1.16%
		Thornburg Mortgage, Inc., Sr. Notes, 8.00%, 05/15/13		1.13%

DAVIS SERIES, INC.	Fund Overview
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)	December 31, 2021

New Positions Added (Equities & Corporate Bonds only) (01/01/21-12/31/21)
(Highlighted positions are those greater than 1.50% of the Fund’s 12/31/21 net assets)
Security	Industry	Date of 1st Purchase	% of Fund’s 12/31/21 Net Assets
Cigna Corp.	Health Care Equipment & Services	11/02/21	2.08%
Dell International LLC EMC Corp., First Lien Notes, 8.10%, 07/15/36	Technology Hardware & Equipment	08/12/21	1.16%
Goldman Sachs Group, Inc., Sr. Notes, 0.86% (SOFR + 0.81%), 03/09/27	Capital Markets	05/19/21	1.54%
Markel Corp.	Property & Casualty Insurance	05/14/21	1.42%
Viatris Inc., Sr. Notes, 2.70%, 06/22/30	Pharmaceuticals, Biotechnology
	& Life Sciences	03/04/21	0.84%

Positions Closed (Equities & Corporate Bonds only) (01/01/21-12/31/21)
(Gains greater than $1,000,000 are highlighted)
Security	Industry	Date of Final Sale	Realized Gain
Carrier Global Corp.	Capital Goods	12/02/21	$1,750,306
Oracle Corp., Sr. Notes, 1.90%, 09/15/21	Software & Services	05/19/21	13,241
Raytheon Technologies Corp.	Capital Goods	05/19/21	116,028

DAVIS SERIES, INC.	Fund Overview
DAVIS REAL ESTATE FUND	December 31, 2021

Portfolio Composition		Sub-Industry Weightings
(% of Fund’s 12/31/21 Net Assets)		(% of 12/31/21 Stock Holdings)

				Wilshire U.S.
				Real Estate
			Fund	Securities Index
Common Stock	96.45%	Specialized REITs	24.44%	23.42%
Short-Term Investments	3.10%	Residential REITs	20.68%	23.00%
Other Assets & Liabilities	0.45%	Industrial REITs	15.58%	17.91%
	100.00%	Office REITs	13.22%	9.81%
		Retail REITs	12.20%	10.61%
		Health Care REITs	9.36%	9.32%
		Hotel & Resort REITs	3.53%	3.17%
		Diversified REITs	0.99%	2.25%
		Real Estate Operating Companies	–	0.27%
		Hotels, Resorts & Cruise Lines	–	0.24%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund’s 12/31/21 Net Assets)

Prologis, Inc.	Industrial REITs	6.62%
Rexford Industrial Realty, Inc.	Industrial REITs	4.19%
Equinix, Inc.	Specialized REITs	3.90%
Simon Property Group, Inc.	Retail REITs	3.81%
Public Storage	Specialized REITs	3.77%
American Tower Corp.	Specialized REITs	3.76%
American Campus Communities, Inc.	Residential REITs	3.74%
Terreno Realty Corp.	Industrial REITs	3.74%
Welltower Inc.	Health Care REITs	3.65%
AvalonBay Communities, Inc.	Residential REITs	3.43%

DAVIS SERIES, INC.	Fund Overview
DAVIS REAL ESTATE FUND - (CONTINUED)	December 31, 2021

New Positions Added (01/01/21-12/31/21)
(Highlighted positions are those greater than 1.00% of the Fund’s 12/31/21 net assets)
Security	Sub-Industry	Date of 1st Purchase	% of Fund’s 12/31/21 Net Assets
American Tower Corp.	Specialized REITs	06/24/21	3.76%
Americold Realty Trust	Industrial REITs	09/24/21	0.48%
CatchMark Timber Trust Inc., Class A	Specialized REITs	10/15/21	0.88%
Healthcare Trust of America, Inc.	Health Care REITs	04/26/21	1.51%
Ryman Hospitality Properties, Inc.	Hotel & Resort REITs	01/04/21	–
Six Flags Entertainment Corp.	Leisure Facilities	01/08/21	–
STORE Capital Corp.	Diversified REITs	12/06/21	0.95%
Sun Communities, Inc.	Residential REITs	04/27/21	1.09%
UDR, Inc.	Residential REITs	01/06/21	1.53%
VICI Properties Inc.	Specialized REITs	01/06/21	0.76%

Positions Closed (01/01/21-12/31/21)
(Gains greater than $800,000 are highlighted)
		Date of	Realized
Security	Sub-Industry	Final Sale	Gain
CoreSite Realty Corp.	Specialized REITs	12/28/21	$1,965,485
EastGroup Properties, Inc.	Industrial REITs	02/04/21	861,340
Ryman Hospitality Properties, Inc.	Hotel & Resort REITs	11/26/21	260,682
Six Flags Entertainment Corp.	Leisure Facilities	09/22/21	405,079

DAVIS SERIES, INC.	Expense Example

As a shareholder of each Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; and (2) ongoing costs, including advisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated which for each class is for the six-month period ended December 31, 2021.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

DAVIS SERIES, INC.	Expense Example – (Continued)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	(07/01/21)	(12/31/21)	(07/01/21-12/31/21)
Davis Opportunity Fund
Class A (annualized expense ratio 0.95%**)
Actual	$1,000.00	$1,007.09	$4.81
Hypothetical	$1,000.00	$1,020.42	$4.84
Class C (annualized expense ratio 1.76%**)
Actual	$1,000.00	$1,003.21	$8.89
Hypothetical	$1,000.00	$1,016.33	$8.94
Class Y (annualized expense ratio 0.72%**)
Actual	$1,000.00	$1,008.33	$3.64
Hypothetical	$1,000.00	$1,021.58	$3.67
Davis Government Bond Fund
Class A (annualized expense ratio 1.00%**)
Actual	$1,000.00	$990.04	$5.02
Hypothetical	$1,000.00	$1,020.16	$5.09
Class C (annualized expense ratio 1.75%**)
Actual	$1,000.00	$985.05	$8.76
Hypothetical	$1,000.00	$1,016.38	$8.89
Class Y (annualized expense ratio 0.75%**)
Actual	$1,000.00	$989.56	$3.76
Hypothetical	$1,000.00	$1,021.42	$3.82
Davis Government Money Market Fund
Class A, C, and Y (annualized expense ratio 0.03%**)
Actual	$1,000.00	$1,000.15	$0.15
Hypothetical	$1,000.00	$1,025.05	$0.15
Davis Financial Fund
Class A (annualized expense ratio 0.94%**)
Actual	$1,000.00	$1,040.57	$4.83
Hypothetical	$1,000.00	$1,020.47	$4.79
Class C (annualized expense ratio 1.71%**)
Actual	$1,000.00	$1,036.46	$8.78
Hypothetical	$1,000.00	$1,016.59	$8.69
Class Y (annualized expense ratio 0.71%**)
Actual	$1,000.00	$1,041.77	$3.65
Hypothetical	$1,000.00	$1,021.63	$3.62
Davis Appreciation & Income Fund
Class A (annualized expense ratio 0.97%**)
Actual	$1,000.00	$1,042.11	$4.99
Hypothetical	$1,000.00	$1,020.32	$4.94
Class C (annualized expense ratio 1.75%**)
Actual	$1,000.00	$1,037.99	$8.99
Hypothetical	$1,000.00	$1,016.38	$8.89
Class Y (annualized expense ratio 0.66%**)
Actual	$1,000.00	$1,043.59	$3.40
Hypothetical	$1,000.00	$1,021.88	$3.36
Davis Real Estate Fund
Class A (annualized expense ratio 0.93%**)
Actual	$1,000.00	$1,168.71	$5.08
Hypothetical	$1,000.00	$1,020.52	$4.74
Class C (annualized expense ratio 1.75%**)
Actual	$1,000.00	$1,163.83	$9.54
Hypothetical	$1,000.00	$1,016.38	$8.89
Class Y (annualized expense ratio 0.71%**)
Actual	$1,000.00	$1,170.01	$3.88
Hypothetical	$1,000.00	$1,021.63	$3.62

Hypothetical assumes 5% annual return before expenses.

*Expenses are equal to each Class’s annualized operating expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**The expense ratios reflect the impact, if any, of certain reimbursements and/or waivers from the Adviser.

DAVIS SERIES, INC.	Schedule of Investments
DAVIS OPPORTUNITY FUND	December 31, 2021

	Shares/Units	Value (Note 1)
COMMON STOCK – (93.62%)
COMMUNICATION SERVICES – (6.20%)
Media & Entertainment – (6.20%)
Alphabet Inc., Class C *	7,070	$20,457,681
ASAC II L.P. *(a)(b)	116,129	117,999
IAC/InterActiveCorp *	46,000	6,012,660
Meta Platforms, Inc., Class A *	10,503	3,532,684
Vimeo, Inc. *	405,781	7,287,827
	Total Communication Services	37,408,851
CONSUMER DISCRETIONARY – (5.14%)
Retailing – (5.14%)
Alibaba Group Holding Ltd., ADR (China)*	34,800	4,133,892
Amazon.com, Inc. *	2,878	9,596,231
JD.com, Inc., Class A, ADR (China)*	149,800	10,496,486
Quotient Technology Inc. *	653,953	4,852,331
Vroom, Inc. *	180,760	1,950,400
	Total Consumer Discretionary	31,029,340
CONSUMER STAPLES – (2.84%)
Food & Staples Retailing – (0.69%)
Missfresh Ltd., Class B, ADS (China)*	829,023	4,153,405
Food, Beverage & Tobacco – (2.15%)
Darling Ingredients Inc. *	187,090	12,963,466
	Total Consumer Staples	17,116,871
FINANCIALS – (22.64%)
Banks – (11.13%)
U.S. Bancorp	502,540	28,227,672
Wells Fargo & Co.	810,781	38,901,272
		67,128,944
Diversified Financials – (7.01%)
Consumer Finance – (4.84%)
Capital One Financial Corp.	201,260	29,200,814
Diversified Financial Services – (2.17%)
Berkshire Hathaway Inc., Class B *	43,793	13,094,107
		42,294,921
Insurance – (4.50%)
Life & Health Insurance – (1.80%)
AIA Group Ltd. (Hong Kong)	1,077,000	10,856,256
Property & Casualty Insurance – (2.70%)
Markel Corp. *	13,196	16,283,864
		27,140,120
	Total Financials	136,563,985
HEALTH CARE – (24.12%)
Health Care Equipment & Services – (18.99%)
Cigna Corp.	149,532	34,337,033
CVS Health Corp.	81,829	8,441,479
Humana Inc.	16,395	7,604,985
Quest Diagnostics Inc.	176,811	30,590,071
UnitedHealth Group Inc.	66,805	33,545,463
		114,519,031

DAVIS SERIES, INC.	Schedule of Investments
DAVIS OPPORTUNITY FUND - (CONTINUED)	December 31, 2021

	Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
HEALTH CARE – (CONTINUED)
Pharmaceuticals, Biotechnology & Life Sciences – (5.13%)
Viatris Inc.	2,288,590	$30,964,623
	Total Health Care	145,483,654
INDUSTRIALS – (20.52%)
Capital Goods – (18.95%)
Carrier Global Corp.	245,566	13,319,500
Eaton Corp. PLC	75,677	13,078,499
Ferguson PLC (United Kingdom)	64,985	11,527,216
Johnson Controls International plc	185,152	15,054,709
Owens Corning	265,610	24,037,705
Raytheon Technologies Corp.	190,824	16,422,314
Schneider Electric SE (France)	106,520	20,914,738
		114,354,681
Commercial & Professional Services – (0.02%)
China Index Holdings Ltd., Class A, ADR (China)*	112,058	108,696
Transportation – (1.55%)
DiDi Global Inc., Class A, ADS (China)*	1,875,208	9,338,536
	Total Industrials	123,801,913
INFORMATION TECHNOLOGY – (10.33%)
Semiconductors & Semiconductor Equipment – (6.02%)
Applied Materials, Inc.	82,390	12,964,891
Intel Corp.	259,980	13,388,970
Texas Instruments Inc.	52,892	9,968,555
		36,322,416
Software & Services – (4.31%)
Clear Secure, Inc., Class A *	115,330	3,617,902
DXC Technology Co. *	47,950	1,543,511
Microsoft Corp.	18,279	6,147,593
Oracle Corp.	74,210	6,471,854
SAP SE, ADR (Germany)	39,545	5,540,650
VMware, Inc., Class A	23,130	2,680,304
		26,001,814
	Total Information Technology	62,324,230
MATERIALS – (1.83%)
Teck Resources Ltd., Class B (Canada)	383,200	11,043,824
	Total Materials	11,043,824
TOTAL COMMON STOCK – (Identified cost $353,388,355)		564,772,668
SHORT-TERM INVESTMENTS – (6.91%)
StoneX Financial Inc. Joint Repurchase Agreement, 0.04%, 01/03/22, dated 12/31/21, repurchase value of $21,839,073 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.50%-9.50%, 04/01/22-01/15/59, total market value $22,275,780)	$21,839,000	21,839,000

DAVIS SERIES, INC.	Schedule of Investments
DAVIS OPPORTUNITY FUND - (CONTINUED)	December 31, 2021

		Principal	Value (Note 1)
SHORT-TERM INVESTMENTS – (CONTINUED)
	Truist Securities, Inc. Joint Repurchase Agreement, 0.05%, 01/03/22, dated 12/31/21, repurchase value of $19,880,083 (collateralized by: U.S. Government agency mortgages and obligation in a pooled cash account, 1.50%-3.00%, 08/15/28-01/01/52, total market value $20,277,600)	$19,880,000	$19,880,000
		TOTAL SHORT-TERM INVESTMENTS – (Identified cost $41,719,000)	41,719,000
		Total Investments – (100.53%) – (Identified cost $395,107,355)	606,491,668
		Liabilities Less Other Assets – (0.53%)	(3,214,927)
		Net Assets – (100.00%)	$603,276,741

ADR: American Depositary Receipt

ADS: American Depositary Share

*	Non-income producing security.

(a)	Restricted Security – See Note 6 of the Notes to Financial Statements.

(b)	The value of this security was determined using significant unobservable inputs. See Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT BOND FUND	December 31, 2021

	Principal	Value (Note 1)
MORTGAGES – (78.13%)
COLLATERALIZED MORTGAGE OBLIGATIONS – (51.31%)
Fannie Mae, 0.4519% (1 month LIBOR + 0.35%), 07/25/37 (a)	$14,597	$14,623
Fannie Mae, 3.50%, 01/25/39	239,847	243,256
Fannie Mae, 0.9119% (1 month LIBOR + 0.81%), 12/25/39 (a)	821,723	835,912
Fannie Mae, 0.5019% (1 month LIBOR + 0.40%), 09/25/40 (a)	380,367	381,900
Fannie Mae, 3.00%, 04/25/41	343,429	352,564
Fannie Mae, 2.00%, 12/25/42	301,734	303,722
Fannie Mae, 2.50%, 07/25/47	216,683	218,882
Freddie Mac, 4.00%, 06/15/26	184,425	188,825
Freddie Mac, 2.00%, 06/15/28	374,913	380,065
Freddie Mac, 2.50%, 01/15/29	184,486	188,758
Freddie Mac, 0.6098% (1 month LIBOR + 0.50%), 08/15/40 (a)	105,340	105,679
Freddie Mac, 0.4598% (1 month LIBOR + 0.35%), 09/15/43 (a)	213,080	213,400
Freddie Mac, 1.00%, 03/25/51	1,495,440	1,460,583
Freddie Mac Multifamily Structured Pass-Through, 2.522%, 01/25/23	792,237	799,303
Freddie Mac Multifamily Structured Pass-Through, 0.544% (1 month LIBOR + 0.45%), 06/25/23 (a)	45,473	45,521
Freddie Mac Multifamily Structured Pass-Through, 3.527%, 10/25/23	365,000	379,717
Freddie Mac Multifamily Structured Pass-Through, 0.524% (1 month LIBOR + 0.43%), 01/25/24 (a)	626,166	624,012
Freddie Mac Multifamily Structured Pass-Through, 2.689%, 12/25/24	485,317	497,226
Ginnie Mae, 6.1803%, 06/20/31	236,317	252,264
Ginnie Mae, 4.00%, 09/20/39	34,127	35,447
Ginnie Mae, 3.00%, 10/20/39	29,280	29,326
Ginnie Mae, 5.278%, 04/16/41	19,895	20,136
Ginnie Mae, 1.00%, 12/20/42	72,289	71,156
Ginnie Mae, 3.50%, 03/16/47	729,832	755,705
Ginnie Mae, 2.40%, 10/16/50	441,139	452,026
Ginnie Mae, 1.00%, 06/20/51	1,341,417	1,317,926
Ginnie Mae, 2.60%, 03/16/52	182,101	183,826
Ginnie Mae, 2.70%, 06/16/58	886,834	893,645
Ginnie Mae, 0.7011% (1 month LIBOR + 0.63%), 09/20/64 (a)	718,694	717,097
Ginnie Mae, 2.25%, 08/20/69	551,023	561,395
Total Collateralized Mortgage Obligations		12,523,897
FANNIE MAE POOLS – (13.02%)
2.887%, 04/01/23, Pool No. AL6578	143,124	144,962
3.60%, 09/01/23, Pool No. AM4265	315,154	325,653
3.57%, 11/01/25, Pool No. BL0533	1,500,000	1,609,881
4.00%, 05/01/29, Pool No. AL7358	421,740	445,868
2.00%, 08/01/30, Pool No. AX9709	255,550	261,864
3.50%, 03/01/32, Pool No. MA1010	331,489	353,675
6.50%, 07/01/32, Pool No. 635069	7,094	7,125
6.00%, 09/01/37, Pool No. 888796	24,830	28,372
Total Fannie Mae Pools		3,177,400
FREDDIE MAC POOLS – (3.58%)
3.00%, 09/01/27, Pool No. U70063	227,099	237,761

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT BOND FUND - (CONTINUED)	December 31, 2021

		Principal	Value (Note 1)
MORTGAGES – (CONTINUED)
FREDDIE MAC POOLS – (CONTINUED)
	2.50%, 09/01/31, Pool No. G18611	$612,414	$635,187
		Total Freddie Mac Pools	872,948
GINNIE MAE POOLS – (10.22%)
	4.941%, 12/20/61, Pool No. 756740	1,565	1,707
	4.567%, 04/20/70, Pool No. BT6816	900,667	950,641
	4.559%, 08/20/71, Pool No. 785652	1,446,416	1,543,176
		Total Ginnie Mae Pools	2,495,524
	TOTAL MORTGAGES – (Identified cost $19,087,623)		19,069,769
SHORT-TERM INVESTMENTS – (21.93%)
	StoneX Financial Inc. Joint Repurchase Agreement, 0.04%, 01/03/22, dated 12/31/21, repurchase value of $2,802,009 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.50%-9.50%, 04/01/22-01/15/59, total market value $2,858,040)	2,802,000	2,802,000
	Truist Securities, Inc. Joint Repurchase Agreement, 0.05%, 01/03/22, dated 12/31/21, repurchase value of $2,551,011 (collateralized by: U.S. Government agency mortgages and obligation in a pooled cash account, 1.50%-3.00%, 12/01/31-01/01/52, total market value $2,602,020)	2,551,000	2,551,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $5,353,000)		5,353,000
	Total Investments – (100.06%) – (Identified cost $24,440,623)		24,422,769
	Liabilities Less Other Assets – (0.06%)		(14,244)
	Net Assets – (100.00%)		$24,408,525

LIBOR: London Inter-Bank Offered Rate

(a)	The interest rates on floating rate securities, shown as of December 31, 2021, may change daily or less frequently and are based on a published reference rate and basis point spread.

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT MONEY MARKET FUND	December 31, 2021

		Principal	Value (Note 1)
FANNIE MAE – (3.74%)
	0.40% (SOFR + 0.35%), 04/07/22 (a)	$2,713,000	$2,715,459
	2.25%, 04/12/22	1,150,000	1,156,931
	0.23% (SOFR + 0.18%), 05/13/22 (a)	1,000,000	1,000,625
	0.24% (SOFR + 0.19%), 05/27/22 (a)	600,000	600,439
		TOTAL FANNIE MAE – (Identified cost $5,473,454)	5,473,454
FEDERAL FARM CREDIT BANK – (19.28%)
	Discount Note, 0.051%, 01/07/22 (b)	5,000,000	4,999,958
	0.25%, 06/02/22	3,527,000	3,528,740
	0.13%, 08/10/22	5,000,000	5,000,254
	0.15%, 09/09/22	5,685,000	5,685,711
	0.16%, 10/13/22	3,500,000	3,500,500
	0.505% (USBMMY3M + 0.42%), 11/07/22 (a)	5,500,000	5,519,183
		TOTAL FEDERAL FARM CREDIT BANK – (Identified cost $28,234,346)	28,234,346
FEDERAL HOME LOAN BANK – (3.47%)
	0.125%, 08/12/22	5,090,000	5,087,889
		TOTAL FEDERAL HOME LOAN BANK – (Identified cost $5,087,889)	5,087,889
REPURCHASE AGREEMENTS – (63.83%)
	StoneX Financial Inc. Joint Repurchase Agreement, 0.04%, 01/03/22, dated 12/31/21, repurchase value of $48,922,163 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.50%-9.50%, 04/01/22-01/15/59, total market value $49,900,440)	48,922,000	48,922,000
	Truist Securities, Inc. Joint Repurchase Agreement, 0.05%, 01/03/22, dated 12/31/21, repurchase value of $44,532,186 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.50%-2.875%, 10/31/27-01/01/52, total market value $45,422,640)	44,532,000	44,532,000
		TOTAL REPURCHASE AGREEMENTS – (Identified cost $93,454,000)	93,454,000
	Total Investments – (90.32%) – (Identified cost $132,249,689)		132,249,689
	Other Assets Less Liabilities – (9.68%)		14,165,847
		Net Assets – (100.00%)	$146,415,536

SOFR: Secured Overnight Financing Rate

USBMMY3M: U.S. Treasury 3 Month Bill Money Market Yield

(a)
The interest rates on floating rate securities, shown as of December 31, 2021, may change daily or less frequently and are based on a published reference rate and basis point spread. For purposes of amortized cost valuation, the maturity dates of these securities are considered to be the effective maturities, based on the reset dates of the securities’ variable rates.

(b)	Zero coupon bonds reflect the effective yield on the date of purchase.

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS FINANCIAL FUND	December 31, 2021

	Shares	Value (Note 1)
COMMON STOCK – (98.06%)
FINANCIALS – (98.06%)
Banks – (45.92%)
Banks – (44.12%)
Bank of America Corp.	1,362,680	$60,625,633
Bank of N.T. Butterfield & Son Ltd. (Bermuda)	783,132	29,845,161
Danske Bank A/S (Denmark)	1,721,380	29,765,521
DBS Group Holdings Ltd. (Singapore)	1,826,334	44,262,443
DNB Bank ASA (Norway)	1,530,780	35,112,224
JPMorgan Chase & Co.	442,664	70,095,844
Metro Bank PLC (United Kingdom)*	1,688,800	2,196,726
PNC Financial Services Group, Inc.	272,456	54,632,877
U.S. Bancorp	1,072,888	60,264,119
Wells Fargo & Co.	1,373,669	65,908,639
		452,709,187
Thrifts & Mortgage Finance – (1.80%)
Rocket Companies, Inc., Class A	1,318,121	18,453,694
		471,162,881
Diversified Financials – (32.30%)
Capital Markets – (13.11%)
Bank of New York Mellon Corp.	1,004,651	58,350,130
Charles Schwab Corp.	444,928	37,418,445
Julius Baer Group Ltd. (Switzerland)	576,854	38,731,264
		134,499,839
Consumer Finance – (13.13%)
American Express Co.	237,092	38,788,251
Capital One Financial Corp.	661,241	95,939,457
		134,727,708
Diversified Financial Services – (6.06%)
Berkshire Hathaway Inc., Class A *	138	62,191,356
		331,418,903
Insurance – (19.84%)
Life & Health Insurance – (1.22%)
Ping An Insurance (Group) Co. of China, Ltd. - H (China)	1,734,500	12,490,100
Property & Casualty Insurance – (14.30%)
Chubb Ltd.	297,418	57,493,873
Loews Corp.	654,776	37,819,862
Markel Corp. *	41,611	51,347,974
		146,661,709
Reinsurance – (4.32%)
Alleghany Corp. *	45,390	30,301,910
Everest Re Group, Ltd.	32,741	8,968,415
Greenlight Capital Re, Ltd., Class A *	645,850	5,063,464
		44,333,789
		203,485,598
	Total Financials	1,006,067,382
TOTAL COMMON STOCK – (Identified cost $590,517,533)		1,006,067,382

DAVIS SERIES, INC.	Schedule of Investments
DAVIS FINANCIAL FUND - (CONTINUED)	December 31, 2021

		Principal	Value (Note 1)
SHORT-TERM INVESTMENTS – (1.86%)
	StoneX Financial Inc. Joint Repurchase Agreement, 0.04%, 01/03/22, dated 12/31/21, repurchase value of $10,004,033 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.50%-9.50%, 04/01/22-01/15/59, total market value $10,204,080)	$10,004,000	$10,004,000
	Truist Securities, Inc. Joint Repurchase Agreement, 0.05%, 01/03/22, dated 12/31/21, repurchase value of $9,107,038 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.00%-3.00%, 06/01/35-01/01/52, total market value $9,289,140)	9,107,000	9,107,000
		TOTAL SHORT-TERM INVESTMENTS – (Identified cost $19,111,000)	19,111,000
	Total Investments – (99.92%) – (Identified cost $609,628,533)		1,025,178,382
	Other Assets Less Liabilities – (0.08%)		841,420
		Net Assets – (100.00%)	$1,026,019,802

*	Non-income producing security.

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS APPRECIATION & INCOME FUND	December 31, 2021

	Shares	Value (Note 1)
COMMON STOCK – (77.59%)
COMMUNICATION SERVICES – (8.36%)
Media & Entertainment – (8.36%)
Alphabet Inc., Class C *	5,136	$14,861,478
Meta Platforms, Inc., Class A *	12,722	4,279,045
	Total Communication Services	19,140,523
CONSUMER DISCRETIONARY – (4.12%)
Retailing – (4.12%)
Amazon.com, Inc. *	2,826	9,422,845
	Total Consumer Discretionary	9,422,845
FINANCIALS – (38.69%)
Banks – (17.16%)
Bank of America Corp.	101,200	4,502,388
Danske Bank A/S (Denmark)	234,720	4,058,699
DBS Group Holdings Ltd. (Singapore)	208,925	5,063,439
DNB Bank ASA (Norway)	296,530	6,801,649
JPMorgan Chase & Co.	33,233	5,262,445
U.S. Bancorp	32,635	1,833,108
Wells Fargo & Co.	245,548	11,781,393
		39,303,121
Diversified Financials – (16.36%)
Capital Markets – (3.01%)
Bank of New York Mellon Corp.	118,600	6,888,288
Consumer Finance – (6.96%)
American Express Co.	11,565	1,892,034
Capital One Financial Corp.	96,831	14,049,210
		15,941,244
Diversified Financial Services – (6.39%)
Berkshire Hathaway Inc., Class B *	48,926	14,628,874
		37,458,406
Insurance – (5.17%)
Life & Health Insurance – (1.62%)
AIA Group Ltd. (Hong Kong)	368,960	3,719,150
Property & Casualty Insurance – (3.55%)
Chubb Ltd.	25,165	4,864,646
Markel Corp. *	2,640	3,257,760
		8,122,406
		11,841,556
	Total Financials	88,603,083
HEALTH CARE – (8.75%)
Health Care Equipment & Services – (5.37%)
Cigna Corp.	20,720	4,757,933
Quest Diagnostics Inc.	43,500	7,525,935
		12,283,868
Pharmaceuticals, Biotechnology & Life Sciences – (3.38%)
Viatris Inc.	572,030	7,739,566
	Total Health Care	20,023,434
INDUSTRIALS – (1.06%)
Capital Goods – (1.06%)
Johnson Controls International plc	29,977	2,437,430
	Total Industrials	2,437,430

DAVIS SERIES, INC.	Schedule of Investments
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)	December 31, 2021

	Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
INFORMATION TECHNOLOGY – (16.61%)
Semiconductors & Semiconductor Equipment – (13.31%)
Applied Materials, Inc.	91,198	$14,350,917
Intel Corp.	144,340	7,433,510
Texas Instruments Inc.	46,083	8,685,263
		30,469,690
Software & Services – (3.30%)
Microsoft Corp.	22,511	7,570,900
	Total Information Technology	38,040,590
TOTAL COMMON STOCK – (Identified cost $114,095,151)		177,667,905
CORPORATE BONDS – (9.61%)
COMMUNICATION SERVICES – (1.47%)
Telecommunication Services – (1.47%)
Verizon Communications Inc., Sr. Notes, 1.2109% (3 month LIBOR + 1.00%), 03/16/22 (a)	$3,350,000	3,355,858
	Total Communication Services	3,355,858
FINANCIALS – (3.89%)
Diversified Financials – (3.89%)
Capital Markets – (1.54%)
Goldman Sachs Group, Inc., Sr. Notes, 0.86% (SOFR + 0.81%), 03/09/27 (a)	3,500,000	3,521,361
Consumer Finance – (1.22%)
Capital One N.A., Sr. Notes, 1.2786% (3 month LIBOR + 1.15%), 01/30/23 (a)	2,800,000	2,801,750
Mortgage Real Estate Investment Trusts (REITs) – (1.13%)
Thornburg Mortgage, Inc., Sr. Notes, 8.00%, 05/15/13 (b)	10,210,000	2,590,788
	Total Financials	8,913,899
HEALTH CARE – (2.14%)
Health Care Equipment & Services – (1.30%)
CVS Health Corp., Sr. Notes, 5.00%, 12/01/24	2,000,000	2,189,532
CVS Health Corp., Sr. Notes, 3.875%, 07/20/25	725,000	779,787
		2,969,319
Pharmaceuticals, Biotechnology & Life Sciences – (0.84%)
Viatris Inc., Sr. Notes, 2.70%, 06/22/30	1,925,000	1,933,650
	Total Health Care	4,902,969
INDUSTRIALS – (0.95%)
Capital Goods – (0.95%)
General Electric Co., Sr. Notes, 1.1238% (3 month LIBOR + 1.00%), 04/15/23 (a)	2,165,000	2,175,279
	Total Industrials	2,175,279
INFORMATION TECHNOLOGY – (1.16%)
Technology Hardware & Equipment – (1.16%)
Dell International LLC EMC Corp., First Lien Notes, 8.10%, 07/15/36	1,750,000	2,666,911
	Total Information Technology	2,666,911
TOTAL CORPORATE BONDS – (Identified cost $26,887,858)		22,014,916

DAVIS SERIES, INC.	Schedule of Investments
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)	December 31, 2021

		Principal	Value (Note 1)
MORTGAGES – (4.64%)
	Brean Asset Backed Securities Trust, Series 2021-RM1, Class A, 144A, 1.40%, 10/25/63 (c)	$2,204,350	$2,093,825
	Brean Asset Backed Securities Trust, Series 2021-RM2, Class A, 144A, 1.75%, 10/25/61 (c)	646,327	624,316
	Fannie Mae, 4.50%, 10/01/33, Pool No. AL8809	976,441	1,064,452
	Fannie Mae, 1.628%, 09/01/51, Pool No. BT4507	1,981,518	1,969,138
	Freddie Mac, 2.00%, 10/25/40	557,026	562,953
	Freddie Mac, 5.00%, 06/01/44, Pool No. G60660	1,132,283	1,299,692
	Ginnie Mae, Series 2020-H16, 1.3539% (1 month LIBOR + 1.25%), 09/20/70 (a)	1,649,638	1,709,663
	IMS Ecuadorian Mortgage Trust, Series 2021-1, 144A, 3.40%, 08/18/43 (c)	1,250,000	1,293,750
		TOTAL MORTGAGES – (Identified cost $10,533,850)	10,617,789
MUNICIPAL BONDS – (0.92%)
	American Eagle Northwest, LLC, Washington Military Housing Revenue Taxable Bonds, Series 2005-A, 5.48%, 12/15/28	1,875,000	2,118,351
		TOTAL MUNICIPAL BONDS – (Identified cost $2,085,435)	2,118,351
SHORT-TERM INVESTMENTS – (7.16%)
	StoneX Financial Inc. Joint Repurchase Agreement, 0.04%, 01/03/22, dated 12/31/21, repurchase value of $8,578,029 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.50%-9.50%, 04/01/22-01/15/59, total market value $8,749,560)	8,578,000	8,578,000
	Truist Securities, Inc. Joint Repurchase Agreement, 0.05%, 01/03/22, dated 12/31/21, repurchase value of $7,808,033 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 1.50%-3.00%, 11/01/31-01/01/52, total market value $7,964,160)	7,808,000	7,808,000
		TOTAL SHORT-TERM INVESTMENTS – (Identified cost $16,386,000)	16,386,000
	Total Investments – (99.92%) – (Identified cost $169,988,294)		228,804,961
	Other Assets Less Liabilities – (0.08%)		179,965
		Net Assets – (100.00%)	$228,984,926

LIBOR: London Inter-Bank Offered Rate

SOFR: Secured Overnight Financing Rate

*	Non-income producing security.

(a)	The interest rates on floating rate securities, shown as of December 31, 2021, may change daily or less frequently and are based on a published reference rate and basis point spread.

(b)
This security is in default and is not accruing income. The interest rate shown is the original, contractual interest rate. The Fund may hold securities in default, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently default. As of December 31, 2021, the value of defaulted securities amounted to $2,590,788 (cost: $7,650,174) or 1.13% of the Fund's net assets.

(c)
These securities are subject to Rule 144A. The Board of Directors of the Fund has determined that there is sufficient liquidity in these securities to realize current valuations. These securities amounted to $4,011,891 or 1.75% of the Fund’s net assets as of December 31, 2021.

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS REAL ESTATE FUND	December 31, 2021

	Shares	Value (Note 1)
COMMON STOCK – (96.45%)
REAL ESTATE – (96.45%)
Equity Real Estate Investment Trusts (REITs) – (96.45%)
Diversified REITs – (0.95%)
STORE Capital Corp.	71,780	$2,469,232
Health Care REITs – (9.03%)
Healthcare Trust of America, Inc.	117,630	3,927,666
Healthpeak Properties, Inc.	136,170	4,914,375
Ventas, Inc.	101,140	5,170,277
Welltower Inc.	110,560	9,482,731
		23,495,049
Hotel & Resort REITs – (3.41%)
Host Hotels & Resorts Inc. *	217,011	3,773,821
Sunstone Hotel Investors, Inc. *	434,060	5,091,524
		8,865,345
Industrial REITs – (15.03%)
Americold Realty Trust	38,500	1,262,415
Prologis, Inc.	102,240	17,213,126
Rexford Industrial Realty, Inc.	134,368	10,898,589
Terreno Realty Corp.	113,999	9,722,975
		39,097,105
Office REITs – (12.75%)
Alexandria Real Estate Equities, Inc.	35,313	7,873,386
Boston Properties, Inc.	33,566	3,866,132
Cousins Properties, Inc.	169,099	6,811,308
Douglas Emmett, Inc.	128,390	4,301,065
Highwoods Properties, Inc.	76,040	3,390,624
Hudson Pacific Properties, Inc.	141,330	3,492,264
SL Green Realty Corp.	20,985	1,504,624
Vornado Realty Trust	46,437	1,943,853
		33,183,256
Residential REITs – (19.94%)
American Campus Communities, Inc.	169,801	9,727,899
American Homes 4 Rent, Class A	113,270	4,939,705
AvalonBay Communities, Inc.	35,308	8,918,448
Camden Property Trust	31,255	5,584,644
Equity Residential	86,710	7,847,255
Essex Property Trust, Inc.	22,844	8,046,342
Sun Communities, Inc.	13,520	2,838,794
UDR, Inc.	66,280	3,976,137
		51,879,224
Retail REITs – (11.76%)
Acadia Realty Trust	88,501	1,931,977
Brixmor Property Group, Inc.	346,100	8,794,401
Federal Realty Investment Trust	41,149	5,609,432
Retail Opportunity Investments Corp.	222,284	4,356,766
Simon Property Group, Inc.	62,056	9,914,687
		30,607,263

DAVIS SERIES, INC.	Schedule of Investments
DAVIS REAL ESTATE FUND - (CONTINUED)	December 31, 2021

		Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
REAL ESTATE – (CONTINUED)
	Equity Real Estate Investment Trusts (REITs) – (Continued)
	Specialized REITs – (23.58%)
	American Tower Corp.	33,410	$9,772,425
	CatchMark Timber Trust Inc., Class A	261,630	2,278,797
	Crown Castle International Corp.	33,040	6,896,770
	CyrusOne Inc.	30,230	2,712,236
	Digital Realty Trust, Inc.	48,525	8,582,617
	Equinix, Inc.	11,980	10,133,163
	Extra Space Storage Inc.	22,047	4,998,716
	Life Storage, Inc.	27,290	4,180,282
	Public Storage	26,201	9,813,847
	VICI Properties Inc.	65,340	1,967,387
			61,336,240
		Total Real Estate	250,932,714
	TOTAL COMMON STOCK – (Identified cost $161,698,270)		250,932,714
SHORT-TERM INVESTMENTS – (3.10%)
	StoneX Financial Inc. Joint Repurchase Agreement, 0.04%, 01/03/22, dated 12/31/21, repurchase value of $4,217,014 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.50%-9.50%, 04/01/22-01/15/59, total market value $4,301,340)	$4,217,000	4,217,000
	Truist Securities, Inc. Joint Repurchase Agreement, 0.05%, 01/03/22, dated 12/31/21, repurchase value of $3,838,016 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.00%-3.00%, 06/01/35-01/01/52, total market value $3,914,760)	3,838,000	3,838,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $8,055,000)		8,055,000
	Total Investments – (99.55%) – (Identified cost $169,753,270)		258,987,714
	Other Assets Less Liabilities – (0.45%)		1,166,372
	Net Assets – (100.00%)		$260,154,086

*	Non-income producing security.

See Notes to Financial Statements

DAVIS SERIES, INC.	Statements of Assets and Liabilities
At December 31, 2021

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
ASSETS:
Investments in securities, at value* (see accompanying Schedule of Investments):
Unaffiliated investments	$564,772,668	$19,069,769	$38,795,689	$1,006,067,382	$212,418,961	$250,932,714
Repurchase agreements	41,719,000	5,353,000	93,454,000	19,111,000	16,386,000	8,055,000
Cash	13,223	955	201	1,152	570	576
Receivables:
Capital stock sold	1,531,774	9,419	25,728,135	1,949,011	419,938	1,359,004
Dividends and interest	422,017	38,449	22,410	1,814,888	212,863	747,550
Investment securities sold	1,278,978	–	–	–	–	–
Prepaid expenses	18,891	1,114	4,507	29,873	6,708	7,586
Due from Adviser	–	4,025	40,434	–	310	200
Total assets	609,756,551	24,476,731	158,045,376	1,028,973,306	229,445,350	261,102,630
LIABILITIES:
Payables:
Capital stock redeemed	5,753,384	4,159	11,517,454	1,938,646	236,322	695,276
Distributions payable	–	11,535	–	–	–	–
Accrued audit fees	10,419	6,092	5,979	6,903	9,816	10,614
Accrued custodian fees	232,500	15,200	32,500	127,500	32,780	29,500
Accrued distribution and service plan fees	112,880	7,429	–	221,348	39,636	44,701
Accrued investment advisory fees	290,660	6,504	42,228	492,181	107,045	120,228
Accrued transfer agent fees	67,681	8,601	22,711	146,797	23,196	36,791
Other accrued expenses	12,286	8,686	8,968	20,129	11,629	11,434
Total liabilities	6,479,810	68,206	11,629,840	2,953,504	460,424	948,544
NET ASSETS	$603,276,741	$24,408,525	$146,415,536	$1,026,019,802	$228,984,926	$260,154,086
NET ASSETS CONSIST OF:
Par value of shares of capital stock	$141,878	$46,066	$1,464,155	$189,973	$41,140	$46,595

Additional paid-in capital	355,805,558	29,102,500	144,917,633	611,425,639	167,269,880	167,933,192

Distributable earnings (losses)	247,329,305	(4,740,041)	33,748	414,404,190	61,673,906	92,174,299
Net Assets	$603,276,741	$24,408,525	$146,415,536	$1,026,019,802	$228,984,926	$260,154,086

*Including:
Cost of unaffiliated investments	$353,388,355	$19,087,623	$38,795,689	$590,517,533	$153,602,294	$161,698,270
Cost of repurchase agreements	41,719,000	5,353,000	93,454,000	19,111,000	16,386,000	8,055,000

DAVIS SERIES, INC.	Statements of Assets and Liabilities – (Continued)
At December 31, 2021

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund		Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
CLASS A SHARES:
Net assets	$338,626,228	$21,718,727		$140,006,690	$450,121,439	$128,558,004	$152,743,075
Shares outstanding	8,080,461	4,101,475		140,006,690	8,309,680	2,313,915	2,750,865
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$41.91	$5.30		$1.00	$54.17	$55.56	$55.53
Maximum offering price per share (100/95.25 of net asset value)†	$44.00	$5.56	$	NA	$56.87	$58.33	$58.30
CLASS C SHARES:
Net assets	$19,048,479	$593,598		$1,701,986	$79,368,254	$3,537,543	$3,999,934
Shares outstanding	616,119	112,559		1,701,986	1,858,846	63,787	72,060
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$30.92	$5.27		$1.00	$42.70	$55.46	$55.51
CLASS Y SHARES:
Net assets	$245,602,034	$2,096,200		$4,706,860	$496,530,109	$96,889,379	$103,411,077
Shares outstanding	5,491,217	392,591		4,706,860	8,828,818	1,736,300	1,836,531
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$44.73	$5.34		$1.00	$56.24	$55.80	$56.31

†On purchases of $100,000 or more, the offering price is reduced.

See Notes to Financial Statements

DAVIS SERIES, INC.	Statements of Operations
For the year ended December 31, 2021

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
INVESTMENT INCOME:
Income:
Dividends*	$7,513,830	$–	$–	$18,833,707	$2,510,750	$4,125,480
Interest	21,895	299,493	90,208	11,156	464,792	3,817
Net securities lending fees	5,428	–	–	114,913	–	–
Total income	7,541,153	299,493	90,208	18,959,776	2,975,542	4,129,297
Expenses:
Investment advisory fees (Note 3)	3,454,183	82,903	416,154	5,377,818	1,174,253	1,243,319
Custodian fees	252,237	20,179	49,213	161,023	42,873	38,051
Transfer agent fees:
Class A	276,748	56,205	132,205	410,221	129,237	159,244
Class C	23,009	6,162	1,776	82,932	9,570	8,735
Class Y	180,108	5,393	5,648	464,506	24,115	72,086
Audit fees	25,088	18,256	23,968	34,272	25,088	33,152
Legal fees	10,420	466	2,283	16,197	3,544	3,748
Accounting fees (Note 3)	23,000	2,000	5,002	34,496	8,000	8,996
Reports to shareholders	21,343	4,602	3,951	45,031	8,301	11,776
Directors’ fees and expenses	66,973	6,444	17,393	102,767	25,549	26,839
Registration and filing fees	65,981	45,057	52,639	86,400	47,603	50,761
Excise tax expense (Note 1)	–	–	1,525	–	–	–
Miscellaneous	39,551	18,002	14,801	50,243	24,998	24,061
Distribution and service plan fees (Note 3):
Class A	731,266	54,953	–	1,052,861	286,484	261,242
Class C	196,633	9,772	–	785,055	38,417	37,369
Total expenses	5,366,540	330,394	726,558	8,703,822	1,848,032	1,979,379
Reimbursement/waiver of expenses by Adviser (Note 3):
Class A	–	(41,215)	(649,469)	–	–	–
Class C	–	(5,835)	(8,726)	–	(5,235)	(4,525)
Class Y	–	(4,680)	(27,747)	–	–	–
Net expenses	5,366,540	278,664	40,616	8,703,822	1,842,797	1,974,854
Net investment income	2,174,613	20,829	49,592	10,255,954	1,132,745	2,154,443
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investment transactions	90,744,893	101,933	–	49,264,432	12,648,076	15,432,685
Foreign currency transactions	(1,513)	–	–	(31,673)	(7,704)	186
Net realized gain	90,743,380	101,933	–	49,232,759	12,640,372	15,432,871
Net change in unrealized appreciation (depreciation)	29,105,551	(523,423)	–	180,585,451	32,837,469	63,037,078
Net realized and unrealized gain (loss) on investments and foreign currency transactions	119,848,931	(421,490)	–	229,818,210	45,477,841	78,469,949
Net increase (decrease) in net assets resulting from operations	$122,023,544	$(400,661)	$49,592	$240,074,164	$46,610,586	$80,624,392

*Net of foreign taxes withheld of	$57,192	$–	$–	$936,976	$160,018	$–

See Notes to Financial Statements

DAVIS SERIES, INC.	Statements of Changes in Net Assets
For the year ended December 31, 2021

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
OPERATIONS:
Net investment income	$2,174,613	$20,829	$49,592	$10,255,954	$1,132,745	$2,154,443
Net realized gain from investments and foreign currency transactions	90,743,380	101,933	–	49,232,759	12,640,372	15,432,871
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	29,105,551	(523,423)	–	180,585,451	32,837,469	63,037,078
Net increase (decrease) in net assets resulting from operations	122,023,544	(400,661)	49,592	240,074,164	46,610,586	80,624,392
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(28,631,055)	(135,023)	(46,968)	(28,406,735)	(361,758)	(1,656,067)
Class C	(2,064,586)	–	(628)	(5,480,730)	–	(15,863)
Class Y	(20,619,295)	(17,074)	(1,996)	(31,175,714)	(544,343)	(1,265,086)
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 4):
Class A	8,998,332	(4,836,716)	3,451,931	16,245,089	(2,692,671)	(12,641,046)
Class C	(2,028,882)	(1,190,763)	(369,662)	(831,249)	(2,087,618)	(876,069)
Class Y	20,832,016	174,846	(2,569,323)	69,250,077	5,221,495	4,738,359
Total increase (decrease) in net assets	98,510,074	(6,405,391)	512,946	259,674,902	46,145,691	68,908,620
NET ASSETS:
Beginning of year	504,766,667	30,813,916	145,902,590	766,344,900	182,839,235	191,245,466
End of year	$603,276,741	$24,408,525	$146,415,536	$1,026,019,802	$228,984,926	$260,154,086

See Notes to Financial Statements

DAVIS SERIES, INC.	Statements of Changes in Net Assets
For the year ended December 31, 2020

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
OPERATIONS:
Net investment income	$1,423,196	$201,124	$319,773	$10,560,682	$1,562,002	$2,825,187
Net realized gain (loss) from investments and foreign currency transactions	30,433,407	–	–	38,407,041	(8,783,014)	(14,381,045)
Net increase (decrease) in unrealized appreciation on investments and foreign currency transactions	28,851,884	239,887	–	(156,092,580)	13,402,792	(14,559,541)
Net increase (decrease) in net assets resulting from operations	60,708,487	441,011	319,773	(107,124,857)	6,181,780	(26,115,399)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(8,181,766)	(247,680)	(303,007)	(19,055,050)	(859,630)	(2,200,348)
Class C	(603,307)	(2,112)	(5,106)	(3,877,730)	(5,874)	(41,320)
Class Y	(5,707,317)	(24,896)	(11,660)	(19,135,185)	(780,369)	(1,470,388)
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 4):
Class A	(44,325,327)	2,680,800	(5,105,711)	(50,585,207)	(14,093,155)	(22,659,809)
Class C	(8,270,250)	991,915	(159,285)	(29,567,679)	(3,498,085)	(2,027,450)
Class Y	(10,897,748)	(226,769)	2,362,587	(80,596,340)	(1,835,095)	(22,179,931)
Total increase (decrease) in net assets	(17,277,228)	3,612,269	(2,902,409)	(309,942,048)	(14,890,428)	(76,694,645)
NET ASSETS:
Beginning of year	522,043,895	27,201,647	148,804,999	1,076,286,948	197,729,663	267,940,111
End of year	$504,766,667	$30,813,916	$145,902,590	$766,344,900	$182,839,235	$191,245,466

See Notes to Financial Statements

DAVIS SERIES, INC.	Notes to Financial Statements
December 31, 2021

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Davis Series, Inc. (a Maryland corporation) (“Company”) is registered under the Investment Company Act of 1940 (“1940 Act”) as amended, as an open-end management investment company. The Company follows the reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund are diversified under the 1940 Act. Davis Financial Fund is non-diversified under the 1940 Act. The Company operates as a series issuing shares of common stock in the following six funds (collectively “Funds”):

Davis Opportunity Fund seeks to achieve long-term growth of capital. It invests primarily in common stocks and other equity securities, and may invest in both domestic and foreign issuers.

Davis Government Bond Fund seeks to achieve current income. It invests in debt securities which are obligations of, or which are guaranteed by, the U.S. Government, its agencies or instrumentalities.

Davis Government Money Market Fund seeks to achieve as high a level of current income as is consistent with the principle of preservation of capital and maintenance of liquidity.

The Fund is a money market fund that seeks to preserve the value of your investment at $1.00 per share. There can be no guarantee that the Fund will be successful in maintaining a $1.00 share price.

It invests exclusively in U.S. Treasury securities, U.S. Government agency securities, U.S. Government agency mortgage securities (collectively “U.S. Government Securities”), and repurchase agreements collateralized by U.S. Government Securities. The Fund seeks to maintain liquidity and preserve capital by carefully monitoring the maturity of its investments. The Fund’s portfolio maintains a dollar-weighted average maturity of sixty days or less.

Davis Financial Fund seeks to achieve long-term growth of capital. It invests primarily in common stocks and other equity securities and will concentrate investments in companies principally engaged in the banking, insurance, and financial service industries.

Davis Appreciation & Income Fund seeks to achieve total return through a combination of growth and income. Under normal circumstances, the Fund invests in a diversified portfolio of common stock, preferred stock, and fixed income securities, which could consist of both investment grade and high-yield, high-risk debt securities (“junk bonds”). The Fund may hold securities in default, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently default.

Davis Real Estate Fund seeks to achieve total return through a combination of growth and income. It invests primarily in securities of companies principally engaged in or related to the real estate industry or which own significant real estate assets or which primarily invest in real estate financial instruments.

Because of the risk inherent in any investment program, the Company cannot ensure that the investment objective of its Funds will be achieved. The COVID-19 pandemic has caused market disruptions on a global scale and the long-term impact is uncertain.  The aforementioned disruptions may adversely affect the value and liquidity of the Funds’ investments and thus performance of the Funds.

The Company accounts separately for the assets, liabilities, and operations of each Fund. Each Fund offers Class A, Class C, and Class Y shares. Class A shares are sold with a front-end sales charge, except for shares of Davis Government Money Market Fund, which are sold at net asset value. Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Effective May 1 2021, Class C shares automatically convert to Class A shares after 8 years. Any existing Class C shares held longer than 8 years as of May 1, 2021 converted in May 2021. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge upon redemption. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class), and gains and losses are allocated daily to each class based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class, such as distribution and transfer agent fees, are charged against the operations of that class. All expenses for Davis Government Money Market Fund are allocated evenly across all classes of shares based upon the relative portion of net assets represented by each class. All classes have identical rights with respect to voting (exclusive of each class’ distribution arrangement), liquidation, and distributions. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2021

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Security Valuation - The Funds calculate the net asset value of their shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges including NASDAQ) are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the last quoted bid price. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Funds’ assets are valued. Fixed income securities with more than 60 days to maturity are generally valued using evaluated prices or matrix pricing methods determined by an independent pricing service which takes into consideration factors such as yield, maturity, liquidity, ratings, and traded prices in identical or similar securities. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what Davis Selected Advisers, L.P. (“Davis Advisors” or “Adviser”), the Funds’ investment adviser, identifies as a significant event occurring before the Funds’ assets are valued, but after the close of their respective exchanges will be fair valued using a fair valuation methodology applicable to the security type or the significant event as previously approved by the Funds’ Pricing Committee and Board of Directors. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser’s portfolio management team, when determining the fair value of a security. To assess the appropriateness of security valuations, the Adviser may consider (i) comparing prior day prices and/or prices of comparable securities; (ii) comparing sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source; (iii) new rounds of financing; (iv) the performance of the market or the issuer’s industry; (v) the liquidity of the security; (vi) the size of the holding in a fund; and/or (vii) any other appropriate information. The determination of a security’s fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. Fair value determinations are subject to review, approval, and ratification by the Funds’ Board of Directors at its next regularly scheduled meeting covering the period in which the fair valuation was determined. Fair valuation methods used by the Funds may include, but are not limited to, valuing securities initially at cost (excluding commissions) and subsequently adjusting the value due to: additional transactions by the issuer, changes in company specific fundamentals, and changes in the value of similar securities. Values may be further adjusted for any discounts related to security-specific resale restrictions.

Short-term investments purchased within 60 days to maturity are valued at amortized cost, which approximates market value. For Davis Government Money Market Fund, in compliance with Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates market value.

The Funds’ valuation procedures are reviewed and subject to approval by the Board of Directors. There have been no significant changes to the fair valuation procedures during the period.

Fair Value Measurements - Fair value is defined as the price that the Funds would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Funds can obtain the fair value assigned to a security if they were to sell the security. Money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2021

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Fair Value Measurements - (Continued)

The following is a summary of the inputs used as of December 31, 2021 in valuing each Fund’s investments carried at value:

	Investments in Securities at Value
			Davis		Davis
	Davis	Davis	Government	Davis	Appreciation	Davis
	Opportunity	Government	Money Market	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund	Fund
Valuation Inputs
Level 1 – Quoted Prices:
Common Stock:
Communication Services	$37,290,852	$–	$–	$–	$19,140,523	$–
Consumer Discretionary	31,029,340	–	–	–	9,422,845	–
Consumer Staples	17,116,871	–	–	–	–	–
Financials	136,563,985	–	–	1,006,067,382	88,603,083	–
Health Care	145,483,654	–	–	–	20,023,434	–
Industrials	123,801,913	–	–	–	2,437,430	–
Information Technology	62,324,230	–	–	–	38,040,590	–
Materials	11,043,824	–	–	–	–	–
Real Estate	–	–	–	–	–	250,932,714
Total Level 1	564,654,669	–	–	1,006,067,382	177,667,905	250,932,714
Level 2 – Other Significant
Observable Inputs:
Debt securities issued by U.S. Treasuries and U.S. Government corporations and agencies:
Short-term	–	–	38,795,689	–	–	–
Corporate Bonds	–	–	–	–	22,014,916	–
Mortgages	–	19,069,769	–	–	10,617,789	–
Municipal Bonds	–	–	–	–	2,118,351	–
Short-Term Investments	41,719,000	5,353,000	93,454,000	19,111,000	16,386,000	8,055,000
Total Level 2	41,719,000	24,422,769	132,249,689	19,111,000	51,137,056	8,055,000
Level 3 – Significant Unobservable
Inputs:
Common Stock:
Communication Services	117,999	–	–	–	–	–
Total Level 3	117,999	–	–	–	–	–
Total Investments	$606,491,668	$24,422,769	$132,249,689	$1,025,178,382	$228,804,961	$258,987,714

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the year ended December 31, 2021. The net decrease in unrealized appreciation during the period on Level 3 securities still held at December 31, 2021 was $(859)* for Davis Opportunity Fund. The cost of purchases or proceeds from sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) are included in the related amounts on investments in the Statements of Operations.

	Beginning Balance at January 1, 2021	Cost of Purchases	Proceeds from Sales	Net Change in Unrealized Appreciation (Depreciation)*	Net Realized Gain (Loss)	Transfers into Level 3	Transfers out of Level 3**	Ending Balance at December 31, 2021
Davis Opportunity Fund
Investments in Securities:
Common Stock	$118,858	$–	$–	$(859)	$–	$–	$–	$117,999
Preferred Stock	54,652,969	–	–	34,729,593	–	–	(89,382,562)	–
Total Level 3	$54,771,827	$–	$–	$34,728,734	$–	$–	$(89,382,562)	$117,999

* Any difference between net change in unrealized appreciation (depreciation) and net decrease in unrealized appreciation on securities still held at December 31, 2021, may be due to investments no longer held or categorized as Level 3 at year end.

** During the year ended December 31, 2021, certain securities fair valued at $89,382,562 for Davis Opportunity Fund transferred out of Level 3 because observable market data became available for the securities.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2021

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Fair Value Measurements - (Continued)

The following table is a summary of those assets in which significant unobservable inputs (Level 3) were used by the Adviser in determining fair value. Note that these amounts exclude any valuations provided by a pricing service or broker.

	Fair Value at	Valuation	Unobservable		Impact to Valuation from
	December 31, 2021	Technique	Input	Amount	an Increase in Input
Davis Opportunity Fund
Investments in Securities:
Common Stock	$117,999	Discounted Cash Flow	Annualized Yield	1.726%	Decrease
Total Level 3	$117,999

The significant unobservable input listed in the above table is used in the fair value measurement of common stock, and if changed, would affect the fair value of the Fund’s investment. The “Impact to Valuation from an Increase in Input” represents the change in fair value measurement resulting from an increase in the corresponding input. A decrease in the input would have the opposite effect.

Master Repurchase Agreements - The Funds, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. dollar on the date of valuation using exchange rates determined as of the close of trading on the Exchange. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency - The Funds may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract. There were no forward contracts entered into by the Funds.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in the exchange rate. The Funds include foreign currency gains and losses realized on the sales of investments together with market gains and losses on such investments in the Statements of Operations.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2021

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Federal Income Taxes - It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income tax is required. Davis Government Money Market Fund incurred a 2020 excise tax liability of $1,525 during the year ended December 31, 2021. The Adviser analyzed the Funds’ tax positions taken on federal and state income tax returns for all open tax years and concluded that as of December 31, 2021, no provision for income tax is required in the Funds’ financial statements related to these tax positions. The Funds’ federal and state (Arizona) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state Department of Revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2018.

Capital losses will be carried forward to future years if not offset by gains. At December 31, 2021, the Funds had available for federal income tax purposes unused capital loss carryforwards with no expiration as follows:

	Capital Loss Carryforwards
		Davis
	Davis	Appreciation	Davis
	Government	& Income	Real Estate
	Bond Fund	Fund	Fund
Character
Short-term	$2,811,643	$–	$–
Long-term	1,907,544	–	–
Total	$4,719,187	$–	$–
Utilized in 2021	$–	$9,690,955	$12,072,970

At December 31, 2021, the unrealized appreciation (depreciation) and aggregate cost of investments for federal income tax purposes were as follows:

			Davis		Davis
	Davis	Davis	Government	Davis	Appreciation	Davis
	Opportunity	Government	Money Market	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund	Fund
Unrealized appreciation	$233,917,166	$125,967	$–	$440,800,746	$65,317,899	$90,389,496
Unrealized depreciation	(23,704,899)	(143,821)	–	(26,298,293)	(6,640,869)	(3,346,982)
Net unrealized appreciation (depreciation)	$210,212,267	$(17,854)	$–	$414,502,453	$58,677,030	$87,042,514
Aggregate cost	$396,279,401	$24,440,623	$132,249,689	$610,675,929	$170,127,931	$171,945,200

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Dividend income from REIT securities may include return of capital. Upon notification from the issuer, the amount of the return of capital is reclassified to adjust dividend income, reduce the cost basis, and/or adjust realized gain/loss. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments [collectively “Distributable earnings (losses)”] may differ for financial statement and tax purposes primarily due to permanent and temporary differences which may include wash sales, corporate actions, paydowns on fixed income securities, foreign currency transactions, Directors’ deferred compensation, passive foreign investment company shares, partnership income, and equalization. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Funds. The Funds adjust certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2021

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Dividends and Distributions to Shareholders - (Continued)

The Funds’ net assets have not been affected by these reclassifications. During the year ended December 31, 2021, amounts have been reclassified to reflect increases (decreases) as follows:

	Davis Opportunity Fund	Davis Government Money Market Fund	Davis Financial Fund
Additional paid-in Capital	$11,850,901	$(1,525)	$6,052,019
Distributable earnings (losses)	(11,850,901)	1,525	(6,052,019)

The tax character of distributions paid during the years ended December 31, 2021 and 2020 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Davis Opportunity Fund
2021	$1,300,255	$50,014,681	$51,314,936
2020	2,499,055	11,993,335	14,492,390
Davis Government Bond Fund
2021	152,097	–	152,097
2020	274,688	–	274,688
Davis Government Money Market Fund
2021	49,592	–	49,592
2020	319,773	–	319,773
Davis Financial Fund
2021	20,143,279	44,919,900	65,063,179
2020	10,006,919	32,061,046	42,067,965
Davis Appreciation & Income Fund
2021	906,101	–	906,101
2020	1,645,873	–	1,645,873
Davis Real Estate Fund
2021	2,937,016	–	2,937,016
2020	3,712,056	–	3,712,056

As of December 31, 2021, the components of distributable earnings (losses) on a tax basis were as follows:

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
Undistributed ordinary income	$2,136,584	$908	$41,308	$–	$277,133	$2,027,857
Accumulated net realized losses from investments	–	(4,719,187)	–	–	–	–
Undistributed long- term capital gain	35,091,344	–	–	–	2,775,242	3,151,980
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	210,209,798	(17,854)	–	414,568,715	58,676,953	87,042,561
Other temporary differences	(108,421)	(3,908)	(7,560)	(164,525)	(55,422)	(48,099)
Total	$247,329,305	$(4,740,041)	$33,748	$414,404,190	$61,673,906	$92,174,299

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2021

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Indemnification - Under the Funds’ organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, some of the Funds’ contracts with their service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Directors Fees and Expenses - The Funds set up a Rabbi Trust to provide for the deferred compensation plan for Independent Directors that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Director’s account is based upon years of service and fees paid to each Director during the years of service. The amount paid to the Director by the Trust under the plan will be determined based upon the performance of the Davis Funds in which the amounts are invested.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term investments) during the year ended December 31, 2021 were as follows:

				Davis
	Davis	Davis	Davis	Appreciation	Davis
	Opportunity	Government	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund
Cost of purchases	$138,873,234	$11,109,992	$101,940,673	$36,737,081	$54,193,692
Proceeds from sales	178,176,046	5,978,538	87,399,035	39,251,030	69,988,947

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES)

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds. DSA-NY performs research and portfolio management services for the Funds under a Sub-Advisory Agreement with the Adviser. The Funds pay no fees directly to DSA-NY.

All officers of the Funds (including Interested Directors) hold positions as executive officers with the Adviser or its affiliates.

As of December 31, 2021, related shareholders with greater than 20% of outstanding shares were as follows:

Davis Government	Davis Appreciation
Money Market Fund	& Income Fund
36%	28%

Investment activities of these shareholders could have a material impact on the Funds.

Investment Advisory Fees - Advisory fees are paid monthly to the Adviser. The annual rate for Davis Opportunity Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund is 0.55% of the average net assets for each Fund. The annual rate for Davis Government Bond Fund and Davis Government Money Market Fund is 0.30% of the average net assets for each Fund.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2021

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES) – (CONTINUED)

Transfer Agent and Accounting Fees - DST Asset Manager Solutions, Inc. is the Funds’ primary transfer agent. State Street Bank and Trust Company (“State Street Bank”) is the Funds’ primary accounting provider. Fees for accounting services are included in the custodian fees as State Street Bank also serves as the Funds’ custodian. The Adviser is also paid for certain transfer agent and accounting services.

	Year ended December 31, 2021
			Davis		Davis
	Davis	Davis	Government	Davis	Appreciation	Davis
	Opportunity	Government	Money	Financial	& Income	Real Estate
	Fund	Bond Fund	Market Fund	Fund	Fund	Fund
Transfer agent fees paid to Adviser	$54,058	$8,394	$17,814	$118,411	$20,273	$30,936
Accounting fees paid to Adviser	23,000	2,000	5,002	34,496	8,000	8,996

Reimbursement and Waivers of Expenses - The Adviser is contractually committed to reimburse Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund expenses to the extent necessary to cap total annual operating expenses (Class A shares, 1.00%; Class C shares, 1.75%; Class Y shares, 0.75%) until May 1, 2022. After that date, there is no assurance that the Adviser will continue to cap expenses. The Adviser may not recoup any of the operating expenses it has reimbursed to these Funds. The expense cap cannot be terminated prior to that date without the consent of the Board of Directors. The Adviser is contractually committed to waive fees and/or reimburse Davis Government Money Market Fund expenses such that net investment income will not be less than zero until May 1, 2022. Reimbursement and waivers of expenses during the year ended December 31, 2021, were as follows:

			Davis		Davis
	Davis	Davis	Government	Davis	Appreciation	Davis
	Opportunity	Government	Money	Financial	& Income	Real Estate
	Fund	Bond Fund	Market Fund	Fund	Fund	Fund
Class A	$–	$41,215	$649,469	$–	$–	$–
Class C	–	5,835	8,726	–	5,235	4,525
Class Y	–	4,680	27,747	–	–	–

The Adviser may recapture from the assets of Davis Government Money Market Fund any of the operating expenses it has reimbursed (but not any of the advisory fees which it has waived) until the end of the third calendar year after the end of the calendar year in which such reimbursement occurs. Any potential recovery is limited to an amount such that (i) the Fund’s net investment income will not be less than zero for any class of shares; and (ii) may not exceed 0.10% of net assets (ten basis points) in any calendar year. This recapture could negatively affect the Fund’s future yield. As of December 31, 2021, reimbursed amounts eligible for recapture were as follows:

Expiring
12/31/2024
Amount eligible for recapture	$269,788

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2021

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES) – (CONTINUED)

Distribution and Service Plan Fees - The Funds have adopted separate Distribution Plans (“12b-1 Plans”) for Class A and Class C shares. Under the 12b-1 Plans, the Funds (other than Davis Government Money Market Fund) reimburse Davis Distributors, LLC (“Distributor”), the Funds’ Underwriter, for amounts paid to dealers as a service fee or commissions with respect to Class A shares sold by dealers, which remain outstanding during the period. The service fee is paid at an annual rate up to 0.25% of the average net assets maintained by the responsible dealers. Each of the Funds (other than Davis Government Money Market Fund) pays the Distributor a 12b-1 fee on Class C shares at an annual rate equal to the lesser of 1.25% of the average daily net asset value of Class C shares or the maximum amount provided by applicable rule or regulation of the Financial Industry Regulatory Authority, Inc., which currently is 1.00%. The Funds pay the 12b-1 fee on Class C shares in order: (i) to pay the Distributor distribution fees or commissions on Class C shares which have been sold and (ii) to enable the Distributor to pay service fees on Class C shares which have been sold.

	Year ended December 31, 2021
	Davis	Davis Government	Davis	Davis Appreciation	Davis Real
	Opportunity Fund	Bond Fund	Financial Fund	& Income Fund	Estate Fund
Distribution fees:
Class C	$147,475	$7,329	$588,791	$28,813	$28,027
Service fees:
Class A	731,266	54,953	1,052,861	286,484	261,242
Class C	49,158	2,443	196,264	9,604	9,342

The shareholders of Davis Government Money Market Fund have adopted a Distribution Plan in accordance with Rule 12b-1, which does not provide for any amounts to be paid directly to the Distributor as either compensation or reimbursement for distributing shares of the Fund, but does authorize the use of the advisory fee to the extent such fee may be considered to be indirectly financing any activity or expense which is primarily intended to result in the sale of Fund shares.

Sales Charges - Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Funds. They are deducted from the proceeds from sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable.

Class A shares of the Funds (other than Davis Government Money Market Fund) are sold at net asset value plus a sales charge and are redeemed at net asset value. On purchases of $1 million or more, the sales charge will not be applied; however a CDSC of 0.50% may be imposed upon redemption if those shares are redeemed within the first year of purchase.

Class C shares of the Funds are sold and redeemed at net asset value. A CDSC of 1.00% is imposed upon redemption of certain Class C shares (other than Davis Government Money Market Fund) within the first year of the original purchase.

The Distributor received commissions earned on sales of Class A shares of the Funds (other than Davis Government Money Market Fund) of which a portion was retained by the Distributor and the remaining was re-allowed to investment dealers. Commission advances by the Distributor on the sales of Class C shares of the Funds (other than Davis Government Money Market Fund) are re-allowed to qualified selling dealers.

	Year ended December 31, 2021
				Davis
	Davis	Davis	Davis	Appreciation	Davis
	Opportunity	Government	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund
Class A commissions retained by the Distributor	$11,642	$829	$47,441	$4,234	$7,770
Class A commissions re-allowed to investment dealers	61,754	4,543	307,120	21,841	40,415
Total commissions earned on sales of Class A	$73,396	$5,372	$354,561	$26,075	$48,185
Class C commission advances by the Distributor	$12,802	$7	$109,686	$775	$1,750
Class C CDSCs received by the Distributor	911	2,838	4,952	66	118

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2021

NOTE 4 - CAPITAL STOCK

At December 31, 2021, there were 10 billion shares of capital stock ($0.01 par value per share) authorized, of which 450 million shares each are designated to Davis Opportunity Fund, Davis Financial Fund, and Davis Appreciation & Income Fund, 350 million shares each are designated to Davis Government Bond Fund and Davis Real Estate Fund, and 4.6 billion shares are designated to Davis Government Money Market Fund. Transactions in capital stock were as follows:

	Year ended December 31, 2021
	Sold		Reinvestment of Distributions	Redeemed		Net Increase (Decrease)
Davis Opportunity Fund
Shares: Class A	708,908	*	639,633	(1,126,998)		221,543
Class C	71,814		67,337	(195,210)	*	(56,059)
Class Y	3,603,508		444,043	(3,634,199)		413,352
Value: Class A	$30,960,249	*	$26,506,407	$(48,468,324)		$8,998,332
Class C	2,344,371		2,059,855	(6,433,108)	*	(2,028,882)
Class Y	173,604,963		19,635,584	(172,408,531)		20,832,016

Davis Government Bond Fund
Shares: Class A	500,001	*	23,423	(1,424,407)		(900,983)
Class C	89,250		–	(311,219)	*	(221,969)
Class Y	162,609		3,144	(133,705)		32,048
Value: Class A	$2,689,798	*	$125,304	$(7,651,818)		$(4,836,716)
Class C	472,720		–	(1,663,483)	*	(1,190,763)
Class Y	880,215		16,959	(722,328)		174,846

Davis Government Money Market Fund
Shares: Class A	232,212,468	*	45,903	(228,806,440)		3,451,931
Class C	496,816		628	(867,106)	*	(369,662)
Class Y	3,209,937		1,996	(5,781,256)		(2,569,323)
Value: Class A	$232,212,468	*	$45,903	$(228,806,440)		$3,451,931
Class C	496,816		628	(867,106)	*	(369,662)
Class Y	3,209,937		1,996	(5,781,256)		(2,569,323)

Davis Financial Fund
Shares: Class A	1,276,665	*	501,670	(1,494,808)		283,527
Class C	303,746		125,144	(452,255)	*	(23,365)
Class Y	3,371,017		504,291	(2,685,359)		1,189,949
Value: Class A	$69,689,479	*	$27,135,308	$(80,579,698)		$16,245,089
Class C	13,092,672		5,337,377	(19,261,298)	*	(831,249)
Class Y	191,697,007		28,315,927	(150,762,857)		69,250,077

Davis Appreciation & Income Fund
Shares: Class A	175,879	*	6,304	(242,002)		(59,819)
Class C	12,280		–	(52,437)	*	(40,157)
Class Y	136,742		9,817	(50,704)		95,855
Value: Class A	$9,464,299	*	$333,943	$(12,490,913)		$(2,692,671)
Class C	670,191		–	(2,757,809)	*	(2,087,618)
Class Y	7,300,003		525,355	(2,603,863)		5,221,495

Davis Real Estate Fund
Shares: Class A	163,981	*	25,505	(459,496)		(270,010)
Class C	5,923		329	(25,392)	*	(19,140)
Class Y	368,387		24,094	(294,866)		97,615
Value: Class A	$7,698,528	*	$1,245,741	$(21,585,315)		$(12,641,046)
Class C	285,405		15,863	(1,177,337)	*	(876,069)
Class Y	17,931,191		1,199,620	(14,392,452)		4,738,359

* Includes Class C to Class A conversions as disclosed in Note 1 of the Notes to Financial Statements.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2021

NOTE 4 - CAPITAL STOCK – (CONTINUED)

	Year ended December 31, 2020
	Sold	Reinvestment of Distributions	Redeemed	Net Increase (Decrease)
Davis Opportunity Fund
Shares: Class A	407,749	211,428	(2,051,667)	(1,432,490)
Class C	48,156	21,663	(413,550)	(343,731)
Class Y	2,602,567	145,747	(2,880,665)	(132,351)
Value: Class A	$12,512,167	$7,582,133	$(64,419,627)	$(44,325,327)
Class C	1,116,306	594,653	(9,981,209)	(8,270,250)
Class Y	73,124,979	5,548,593	(89,571,320)	(10,897,748)

Davis Government Bond Fund
Shares: Class A	2,749,794	42,833	(2,299,546)	493,081
Class C	363,400	370	(180,552)	183,218
Class Y	111,954	4,526	(157,724)	(41,244)
Value: Class A	$14,904,474	$232,314	$(12,455,988)	$2,680,800
Class C	1,968,178	2,002	(978,265)	991,915
Class Y	612,164	24,734	(863,667)	(226,769)

Davis Government Money Market Fund
Shares: Class A	243,436,467	295,713	(248,837,891)	(5,105,711)
Class C	1,255,059	5,106	(1,419,450)	(159,285)
Class Y	7,891,000	11,660	(5,540,073)	2,362,587
Value: Class A	$243,436,467	$295,713	$(248,837,891)	$(5,105,711)
Class C	1,255,059	5,106	(1,419,450)	(159,285)
Class Y	7,891,000	11,660	(5,540,073)	2,362,587

Davis Financial Fund
Shares: Class A	956,666	389,198	(2,719,322)	(1,373,458)
Class C	178,980	109,423	(1,274,539)	(986,136)
Class Y	2,812,472	396,582	(5,324,601)	(2,115,547)
Value: Class A	$36,586,977	$16,692,707	$(103,864,891)	$(50,585,207)
Class C	5,555,853	3,753,201	(38,876,733)	(29,567,679)
Class Y	110,788,779	17,624,076	(209,009,195)	(80,596,340)

Davis Appreciation & Income Fund
Shares: Class A	167,177	21,330	(552,431)	(363,924)
Class C	9,957	144	(101,139)	(91,038)
Class Y	56,124	20,059	(125,270)	(49,087)
Value: Class A	$6,348,264	$798,266	$(21,239,685)	$(14,093,155)
Class C	373,804	5,481	(3,877,370)	(3,498,085)
Class Y	2,210,951	756,130	(4,802,176)	(1,835,095)

Davis Real Estate Fund
Shares: Class A	256,728	46,679	(900,901)	(597,494)
Class C	12,423	1,140	(69,776)	(56,213)
Class Y	557,056	35,813	(1,201,758)	(608,889)
Value: Class A	$9,274,084	$1,651,186	$(33,585,079)	$(22,659,809)
Class C	478,986	41,028	(2,547,464)	(2,027,450)
Class Y	20,860,726	1,273,708	(44,314,365)	(22,179,931)

NOTE 5 - SECURITIES LOANED

Davis Opportunity Fund and Davis Financial Fund have entered into a securities lending arrangement with State Street Bank. Under the terms of the agreement, the Funds receive fee income from lending transactions; in exchange for such fees, State Street Bank is authorized to loan securities on behalf of the Funds, against receipt of collateral at least equal to the value of the securities loaned. As of December 31, 2021, the Funds did not have any securities on loan. The Funds bear the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

NOTE 6 - RESTRICTED SECURITIES

Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are fair valued under methods approved by the Board of Directors. The aggregate value of restricted securities in Davis Opportunity Fund amounted to $117,999 or 0.02% of the Fund’s net assets as of December 31, 2021. Information regarding restricted securities is as follows:
Fund	Security	Initial Acquisition Date	Units	Cost per Unit	Valuation per Unit as of December 31, 2021
Davis Opportunity Fund	ASAC II L.P.	10/10/13	116,129	$1.00	$1.0161

DAVIS SERIES, INC.

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)[a]	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Opportunity Fund Class A:
Year ended December 31, 2021	$36.67	$0.11	$9.00	$9.11
Year ended December 31, 2020	$33.47	$0.08	$4.18	$4.26
Year ended December 31, 2019	$28.10	$0.12	$7.01	$7.13
Year ended December 31, 2018	$37.01	$0.11	$(4.91)	$(4.80)
Year ended December 31, 2017	$30.90	$0.01	$7.10	$7.11
Davis Opportunity Fund Class C:
Year ended December 31, 2021	$28.06	$(0.18)	$6.85	$6.67
Year ended December 31, 2020	$25.90	$(0.14)	$3.20	$3.06
Year ended December 31, 2019	$22.14	$(0.10)	$5.49	$5.39
Year ended December 31, 2018	$30.36	$(0.14)	$(3.97)	$(4.11)
Year ended December 31, 2017	$25.66	$(0.21)	$5.87	$5.66
Davis Opportunity Fund Class Y:
Year ended December 31, 2021	$38.93	$0.24	$9.54	$9.78
Year ended December 31, 2020	$35.47	$0.17	$4.44	$4.61
Year ended December 31, 2019	$29.70	$0.21	$7.40	$7.61
Year ended December 31, 2018	$38.77	$0.21	$(5.17)	$(4.96)
Year ended December 31, 2017	$32.32	$0.10	$7.44	$7.54
Davis Government Bond Fund Class A:
Year ended December 31, 2021	$5.41	$–[e]	$(0.08)	$(0.08)
Year ended December 31, 2020	$5.37	$0.04	$0.05	$0.09
Year ended December 31, 2019	$5.29	$0.08	$0.09	$0.17
Year ended December 31, 2018	$5.33	$0.05	$(0.03)	$0.02
Year ended December 31, 2017	$5.35	$0.01	$–	$0.01
Davis Government Bond Fund Class C:
Year ended December 31, 2021	$5.39	$(0.03)	$(0.09)	$(0.12)
Year ended December 31, 2020	$5.36	$(0.01)	$0.05	$0.04
Year ended December 31, 2019	$5.28	$0.04	$0.09	$0.13
Year ended December 31, 2018	$5.31	$–[e]	$(0.02)	$(0.02)
Year ended December 31, 2017	$5.35	$(0.03)	$(0.01)	$(0.04)
Davis Government Bond Fund Class Y:
Year ended December 31, 2021	$5.45	$0.02	$(0.09)	$(0.07)
Year ended December 31, 2020	$5.41	$0.05	$0.05	$0.10
Year ended December 31, 2019	$5.34	$0.10	$0.07	$0.17
Year ended December 31, 2018	$5.37	$0.06	$(0.02)	$0.04
Year ended December 31, 2017	$5.40	$0.03	$(0.02)	$0.01

Financial Highlights

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratio[c]	Net Investment Income (Loss) Ratio	Portfolio Turnover[d]

$(0.06)	$(3.81)	$–	$(3.87)	$41.91	24.96%	$338,626	0.93%	0.93%	0.27%	24%
$(0.16)	$(0.90)	$–	$(1.06)	$36.67	12.79%	$288,208	0.94%	0.94%	0.24%	17%
$(0.13)	$(1.63)	$–	$(1.76)	$33.47	25.49%	$310,954	0.93%	0.93%	0.38%	15%
$–	$(4.11)	$–	$(4.11)	$28.10	(13.50)%	$290,970	0.94%	0.94%	0.28%	44%
$(0.04)	$(0.96)	$–	$(1.00)	$37.01	23.09%	$325,410	0.95%	0.95%	0.03%	18%

$–	$(3.81)	$–	$(3.81)	$30.92	23.92%	$19,048	1.75%	1.75%	(0.55)%	24%
$–	$(0.90)	$–	$(0.90)	$28.06	11.88%	$18,861	1.76%	1.76%	(0.58)%	17%
$–	$(1.63)	$–	$(1.63)	$25.90	24.49%	$26,309	1.74%	1.74%	(0.43)%	15%
$–	$(4.11)	$–	$(4.11)	$22.14	(14.19)%	$33,186	1.71%	1.71%	(0.49)%	44%
$–	$(0.96)	$–	$(0.96)	$30.36	22.16%	$99,190	1.73%	1.73%	(0.75)%	18%

$(0.17)	$(3.81)	$–	$(3.98)	$44.73	25.23%	$245,602	0.70%	0.70%	0.50%	24%
$(0.25)	$(0.90)	$–	$(1.15)	$38.93	13.06%	$197,698	0.69%	0.69%	0.49%	17%
$(0.21)	$(1.63)	$–	$(1.84)	$35.47	25.76%	$184,781	0.70%	0.70%	0.61%	15%
$–	$(4.11)	$–	$(4.11)	$29.70	(13.30)%	$197,887	0.69%	0.69%	0.53%	44%
$(0.13)	$(0.96)	$–	$(1.09)	$38.77	23.42%	$250,973	0.70%	0.70%	0.28%	18%

$(0.03)	$–	$–	$(0.03)	$5.30	(1.48)%	$21,719	1.17%	1.00%	0.08%	26%
$(0.05)	$–	$–	$(0.05)	$5.41	1.69%	$27,045	1.10%	1.04%	0.67%	–%[f]
$(0.09)	$–	$–	$(0.09)	$5.37	3.23%	$24,216	1.09%	1.05%	1.59%	13%
$(0.06)	$–	$–	$(0.06)	$5.29	0.42%	$25,297	1.13%	1.12%	0.91%	28%
$(0.03)	$–	$–	$(0.03)	$5.33	0.21%	$24,178	1.14%	1.14%	0.24%	7%

$–	$–	$–	$–	$5.27	(2.23)%	$594	2.35%	1.75%	(0.67)%	26%
$(0.01)	$–	$–	$(0.01)	$5.39	0.81%	$1,804	2.25%	1.78%	(0.07)%	–%[f]
$(0.05)	$–	$–	$(0.05)	$5.36	2.47%	$811	2.31%	1.80%	0.84%	13%
$(0.01)	$–	$–	$(0.01)	$5.28	(0.32)%	$2,026	1.98%	1.97%	0.06%	28%
$–	$–	$–	$–	$5.31	(0.75)%	$5,126	1.91%	1.91%	(0.53)%	7%

$(0.04)	$–	$–	$(0.04)	$5.34	(1.22)%	$2,096	0.97%	0.75%	0.33%	26%
$(0.06)	$–	$–	$(0.06)	$5.45	1.94%	$1,965	0.95%	0.79%	0.92%	–%[f]
$(0.10)	$–	$–	$(0.10)	$5.41	3.29%	$2,175	0.93%	0.80%	1.84%	13%
$(0.07)	$–	$–	$(0.07)	$5.34	0.83%	$1,980	0.94%	0.91%	1.12%	28%
$(0.04)	$–	$–	$(0.04)	$5.37	0.27%	$2,493	0.91%	0.91%	0.47%	7%

DAVIS SERIES, INC.

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)[a]	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Government Money Market Fund Class A, C, and Y:
Year ended December 31, 2021	$1.000	$–[g]	$–	$–[g]
Year ended December 31, 2020	$1.000	$0.002	$–	$0.002
Year ended December 31, 2019	$1.000	$0.017	$–	$0.017
Year ended December 31, 2018	$1.000	$0.013	$–	$0.013
Year ended December 31, 2017	$1.000	$0.004	$–	$0.004
Davis Financial Fund Class A:
Year ended December 31, 2021	$43.93	$0.55	$13.27	$13.82
Year ended December 31, 2020	$49.35	$0.54	$(3.50)	$(2.96)
Year ended December 31, 2019	$42.20	$0.64	$10.44	$11.08
Year ended December 31, 2018	$51.94	$0.54	$(6.51)	$(5.97)
Year ended December 31, 2017	$44.57	$0.21	$8.37	$8.58
Davis Financial Fund Class C:
Year ended December 31, 2021	$35.12	$0.10	$10.59	$10.69
Year ended December 31, 2020	$39.91	$0.19	$(2.88)	$(2.69)
Year ended December 31, 2019	$34.67	$0.23	$8.51	$8.74
Year ended December 31, 2018	$43.27	$0.12	$(5.37)	$(5.25)
Year ended December 31, 2017	$37.44	$(0.13)	$7.00	$6.87
Davis Financial Fund Class Y:
Year ended December 31, 2021	$45.52	$0.70	$13.75	$14.45
Year ended December 31, 2020	$51.04	$0.65	$(3.60)	$(2.95)
Year ended December 31, 2019	$43.56	$0.78	$10.76	$11.54
Year ended December 31, 2018	$53.50	$0.68	$(6.71)	$(6.03)
Year ended December 31, 2017	$45.88	$0.34	$8.62	$8.96
Davis Appreciation & Income Fund Class A:
Year ended December 31, 2021	$44.32	$0.22	$11.18	$11.40
Year ended December 31, 2020	$42.70	$0.32	$1.64	$1.96
Year ended December 31, 2019	$36.23	$0.56	$6.78	$7.34
Year ended December 31, 2018	$39.80	$0.42	$(3.59)	$(3.17)
Year ended December 31, 2017	$34.51	$0.35	$5.27	$5.62
Davis Appreciation & Income Fund Class C:
Year ended December 31, 2021	$44.45	$(0.17)	$11.18	$11.01
Year ended December 31, 2020	$42.82	$0.03	$1.64	$1.67
Year ended December 31, 2019	$36.34	$0.25	$6.78	$7.03
Year ended December 31, 2018	$39.94	$0.15	$(3.63)	$(3.48)
Year ended December 31, 2017	$34.64	$0.10	$5.26	$5.36
Davis Appreciation & Income Fund Class Y:
Year ended December 31, 2021	$44.51	$0.38	$11.23	$11.61
Year ended December 31, 2020	$42.89	$0.45	$1.64	$2.09
Year ended December 31, 2019	$36.39	$0.69	$6.81	$7.50
Year ended December 31, 2018	$39.98	$0.56	$(3.62)	$(3.06)
Year ended December 31, 2017	$34.66	$0.48	$5.30	$5.78

Financial Highlights – (Continued)

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratio[c]	Net Investment Income (Loss) Ratio	Portfolio Turnover[d]

$–[g]	$–	$–	$–[g]	$1.000	0.04%	$146,416	0.52%	0.03%	0.04%	NA
$(0.002)	$–	$–	$(0.002)	$1.000	0.23%	$145,903	0.54%	0.35%	0.23%	NA
$(0.017)	$–	$–	$(0.017)	$1.000	1.74%	$148,805	0.53%	0.53%	1.74%	NA
$(0.013)	$–	$–	$(0.013)	$1.000	1.30%	$183,689	0.58%[h]	0.58%h	1.27%	NA
$(0.004)	$–	$–	$(0.004)	$1.000	0.35%	$212,755	0.62%[h]	0.60%h	0.34%	NA

$(0.64)	$(2.94)	$–	$(3.58)	$54.17	31.46%	$450,121	0.94%	0.94%	1.00%	9%
$(0.58)	$(1.88)	$–	$(2.46)	$43.93	(5.88)%	$352,567	0.96%	0.96%	1.37%	9%
$(0.68)	$(3.25)	$–	$(3.93)	$49.35	26.31%	$463,892	0.94%	0.94%	1.37%	6%
$(0.51)	$(3.26)	$–	$(3.77)	$42.20	(11.78)%	$463,024	0.94%	0.94%	1.04%	18%
$(0.17)	$(1.04)	$–	$(1.21)	$51.94	19.27%	$626,153	0.98%	0.98%	0.43%	7%

$(0.17)	$(2.94)	$–	$(3.11)	$42.70	30.44%	$79,368	1.71%	1.71%	0.23%	9%
$(0.22)	$(1.88)	$–	$(2.10)	$35.12	(6.61)%	$66,095	1.75%	1.75%	0.58%	9%
$(0.25)	$(3.25)	$–	$(3.50)	$39.91	25.27%	$114,489	1.72%	1.72%	0.59%	6%
$(0.09)	$(3.26)	$–	$(3.35)	$34.67	(12.43)%	$122,240	1.70%	1.70%	0.28%	18%
$–	$(1.04)	$–	$(1.04)	$43.27	18.38%	$177,326	1.73%	1.73%	(0.32)%	7%

$(0.79)	$(2.94)	$–	$(3.73)	$56.24	31.76%	$496,530	0.70%	0.70%	1.24%	9%
$(0.69)	$(1.88)	$–	$(2.57)	$45.52	(5.67)%	$347,683	0.74%	0.74%	1.59%	9%
$(0.81)	$(3.25)	$–	$(4.06)	$51.04	26.54%	$497,906	0.72%	0.72%	1.59%	6%
$(0.65)	$(3.26)	$–	$(3.91)	$43.56	(11.55)%	$496,436	0.70%	0.70%	1.28%	18%
$(0.30)	$(1.04)	$–	$(1.34)	$53.50	19.56%	$570,816	0.72%	0.72%	0.69%	7%

$(0.16)	$–	$–	$(0.16)	$55.56	25.73%	$128,558	0.98%	0.98%	0.41%	19%
$(0.34)	$–	$–	$(0.34)	$44.32	4.75%	$105,201	1.02%	1.02%	0.82%	5%
$(0.78)	$(0.09)	$–	$(0.87)	$42.70	20.33%	$116,911	1.01%	1.01%	1.41%	17%
$(0.40)	$–	$–	$(0.40)	$36.23	(8.02)%	$108,613	1.01%	1.01%	1.07%	54%
$(0.33)	$–	$–	$(0.33)	$39.80	16.35%	$97,806	1.02%	1.02%	0.97%	19%

$–	$–	$–	$–	$55.46	24.77%	$3,538	1.89%	1.75%	(0.36)%	19%
$(0.04)	$–	$–	$(0.04)	$44.45	3.93%	$4,620	1.87%	1.79%	0.05%	5%
$(0.46)	$(0.09)	$–	$(0.55)	$42.82	19.38%	$8,349	1.81%	1.80%	0.62%	17%
$(0.12)	$–	$–	$(0.12)	$36.34	(8.72)%	$11,172	1.76%	1.76%	0.32%	54%
$(0.06)	$–	$–	$(0.06)	$39.94	15.48%	$34,668	1.76%	1.76%	0.23%	19%

$(0.32)	$–	$–	$(0.32)	$55.80	26.13%	$96,889	0.66%	0.66%	0.73%	19%
$(0.47)	$–	$–	$(0.47)	$44.51	5.08%	$73,018	0.69%	0.69%	1.15%	5%
$(0.91)	$(0.09)	$–	$(1.00)	$42.89	20.72%	$72,470	0.69%	0.69%	1.73%	17%
$(0.53)	$–	$–	$(0.53)	$36.39	(7.72)%	$60,702	0.68%	0.68%	1.40%	54%
$(0.46)	$–	$–	$(0.46)	$39.98	16.75%	$68,974	0.69%	0.69%	1.30%	19%

DAVIS SERIES, INC.

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)[a]	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Real Estate Fund Class A:
Year ended December 31, 2021	$39.23	$0.42	$16.46	$16.88
Year ended December 31, 2020	$43.59	$0.49	$(4.15)	$(3.66)
Year ended December 31, 2019	$35.75	$0.78	$8.27	$9.05
Year ended December 31, 2018	$39.70	$0.81	$(2.60)	$(1.79)
Year ended December 31, 2017	$38.82	$0.58	$2.62	$3.20
Davis Real Estate Fund Class C:
Year ended December 31, 2021	$39.23	$0.05	$16.43	$16.48
Year ended December 31, 2020	$43.57	$0.24	$(4.18)	$(3.94)
Year ended December 31, 2019	$35.75	$0.45	$8.24	$8.69
Year ended December 31, 2018	$39.69	$0.48	$(2.59)	$(2.11)
Year ended December 31, 2017	$38.81	$0.28	$2.58	$2.86
Davis Real Estate Fund Class Y:
Year ended December 31, 2021	$39.78	$0.52	$16.71	$17.23
Year ended December 31, 2020	$44.21	$0.59	$(4.24)	$(3.65)
Year ended December 31, 2019	$36.27	$0.88	$8.39	$9.27
Year ended December 31, 2018	$40.25	$0.91	$(2.63)	$(1.72)
Year ended December 31, 2017	$39.33	$0.66	$2.68	$3.34

[a]	Per share calculations were based on average shares outstanding for the period (other than Davis Government Money Market Fund).

[b]
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

[c]	The ratios in this column reflect the impact, if any, of certain reimbursements and/or waivers.

[d]
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

[e]	Less than $0.005 per share.

Financial Highlights – (Continued)

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratio[c]	Net Investment Income (Loss) Ratio	Portfolio Turnover[d]

$(0.58)	$–	$–	$(0.58)	$55.53	43.24%	$152,743	0.95%	0.95%	0.88%	25%
$(0.57)	$(0.13)	$–	$(0.70)	$39.23	(8.23)%	$118,502	0.97%	0.97%	1.34%	18%
$(0.52)	$(0.69)	$–	$(1.21)	$43.59	25.39%	$157,718	0.98%	0.98%	1.84%	18%
$(0.86)	$(1.30)	$–	$(2.16)	$35.75	(4.52)%	$124,763	0.97%	0.97%	2.09%	44%
$(0.37)	$(1.95)	$–	$(2.32)	$39.70	8.30%	$138,113	0.97%	0.97%	1.46%	23%

$(0.20)	$–	$–	$(0.20)	$55.51	42.10%	$4,000	1.87%	1.75%	0.08%	25%
$(0.27)	$(0.13)	$–	$(0.40)	$39.23	(8.99)%	$3,578	1.89%	1.79%	0.52%	18%
$(0.18)	$(0.69)	$–	$(0.87)	$43.57	24.33%	$6,422	1.82%	1.80%	1.02%	18%
$(0.53)	$(1.30)	$–	$(1.83)	$35.75	(5.30)%	$6,268	1.83%	1.83%	1.23%	44%
$(0.03)	$(1.95)	$–	$(1.98)	$39.69	7.40%	$16,209	1.81%	1.81%	0.62%	23%

$(0.70)	$–	$–	$(0.70)	$56.31	43.56%	$103,411	0.72%	0.72%	1.11%	25%
$(0.65)	$(0.13)	$–	$(0.78)	$39.78	(8.11)%	$69,166	0.79%	0.79%	1.52%	18%
$(0.64)	$(0.69)	$–	$(1.33)	$44.21	25.69%	$103,800	0.77%	0.77%	2.05%	18%
$(0.96)	$(1.30)	$–	$(2.26)	$36.27	(4.27)%	$62,874	0.74%	0.74%	2.32%	44%
$(0.47)	$(1.95)	$–	$(2.42)	$40.25	8.57%	$48,532	0.73%	0.73%	1.70%	23%

[f]	Less than 0.50%.

[g]	Less than $0.0005 per share.

[h]
Includes the recapture of expenses reimbursed from prior fiscal years. Excluding the recapture of prior reimbursed expenses, the gross and net expense ratios for the year ended December 31, 2018 would have both been 0.49%, and for the year ended December 31, 2017 would have been 0.55% and 0.52%, respectively.

See Notes to Financial Statements

DAVIS SERIES, INC.	Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors
Davis Series, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund (each a series of Davis Series, Inc.) (the Funds), including the schedules of investments, as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have served as the auditor of one or more Davis Funds investment companies since 1998.

Denver, Colorado
February 22, 2022

DAVIS SERIES, INC.	Federal Income Tax Information (Unaudited)

In early 2022, shareholders will receive information regarding all dividends and distributions paid to them by the Funds during the calendar year 2021. Regulations of the U.S. Treasury Department require the Funds to report this information to the Internal Revenue Service.

The information and distributions reported herein may differ from the information reported as distributions taxable to certain shareholders for the calendar year 2021 with their 2021 Form 1099-DIV.

The information is presented to assist shareholders in reporting distributions received from the Funds to the Internal Revenue Service. Because of the complexity of the federal regulations that may affect your individual tax return and the many variations in state and local regulations, we recommend that you consult your tax adviser for specific guidance.

Each Fund designates the following amounts distributed during the calendar year ended December 31, 2021, as dividends eligible for the corporate dividends-received deduction, qualified dividend income, qualified business income deduction, and long-term capital gain distributions.

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
Income dividends	$1,300,255	$152,097	$49,592	$20,143,279	$906,101	$2,937,016
Income qualifying for corporate dividends-received deduction	$1,300,255	$–	$–	$13,406,093	$906,101	$–
	100%			67%	100%
Qualified dividend income	$1,300,255	$–	$–	$20,143,279	$906,101	$66,697
	100%			100%	100%	2%
Section 199A - Qualified business income deduction	$–	$–	$–	$–	$–	$2,870,346
						98%
Long-term capital gain distributions*	$50,014,681	$–	$–	$44,919,900	$–	$–

*Davis Opportunity Fund and Financial Fund designated long-term capital gain distributions in the amount of $61,865,582 and $50,971,919, respectively. The Fund utilized equalization accounting for tax purposes, whereby a portion of redemption payments were treated as distributions of long-term capital gain.

DAVIS SERIES, INC.	Privacy Notice and Householding

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We may also gather information through the use of “cookies” when you visit our website. These files help us to recognize repeat visitors and allow easy access to and use of the website. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

Householding

The Funds may, on occasion, mail notices, reports, prospectuses, or proxy material to shareholders. To avoid sending duplicate copies of materials to households, the Funds will mail only one copy of these items to shareholders having the same last name and address on the Funds’ records. The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expense. If you have a direct account with the Funds and you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Davis Funds by phone at 1-800-279-0279. Your instructions will become effective within 30 days of your notice to the Davis Funds.

DAVIS SERIES, INC.	Directors and Officers

For the purpose of their service as Directors to the Davis Funds, the business address for each of the Directors is: 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Subject to exceptions and exemptions which may be granted by the Independent Directors, Directors must retire from the Board of Directors and cease being a Director at the close of business on the last day of the calendar year in which the Director attains age seventy-eight (78).

Name, Date of Birth, Position(s) Held with Funds, Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen	Other Directorships

Independent Directors

John S. Gates Jr. (08/02/53) Director since 2007	Executive Chairman, TradeLane Properties LLC (industrial real estate company).	13	Chairman and Chief Executive Officer of PortaeCo LLC (private investment company); Director, Miami Corp. (diversified investment company).

Thomas S. Gayner (12/16/61) Director since 2004 Chairman since 2009	Co-Chief Executive Officer and Director, Markel Corp. (diversified financial holding company).	13
Director, Graham Holdings Company (educational and
media company); Director, Colfax Corp. (engineering
and manufacturer of pumps and fluid handling
equipment); Director, Cable ONE Inc. (cable service
provider).

Samuel H. Iapalucci (07/19/52) Director since 2006	Retired; Executive Vice President and Chief Financial Officer, CH2M HILL Companies, Ltd. (engineering) until 2008.	13	None

Robert P. Morgenthau (03/22/57) Director since 2002	Principal, Spears Abacus Advisors, LLC (investment management firm) since 2011; Chairman, NorthRoad Capital Management, LLC (investment management firm) 2002-2011.	13	None

Lara N. Vaughan (04/20/69) Director since 2021	Chief Executive Officer and Chief Financial Officer of Parchman, Vaughan & Company, LLC (investment bank).	13	None

Marsha C. Williams (03/28/51) Director since 1999	Retired; Senior Vice President and Chief Financial Officer, Orbitz Worldwide, Inc. (travel-service provider) 2007-2010.	13	Chairperson, Modine Manufacturing Company (heat transfer technology); Lead Independent Director, Fifth Third Bancorp (diversified financial services).
Interested Directors*

Andrew A. Davis (06/25/63) Director since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.	16	Director, Selected Funds (consisting of two portfolios) since 1998; Trustee, Clipper Funds Trust (consisting of one portfolio) since 2014.

Christopher C. Davis (07/13/65) Director since 1997	President or Vice President of each Davis Fund, Selected Fund, Clipper Fund, and Davis ETF; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC.	16
Director, Selected Funds (consisting of two portfolios)
since 1998; Trustee, Clipper Funds Trust (consisting of
one portfolio) since 2014; Lead Independent Director,
Graham Holdings Company (educational and media
company); Director, The Coca-Cola Company
(beverage company); Director, Berkshire Hathaway
Inc. (financial services).

* Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

Officers

Lisa J. Cohen (born 04/25/89, Davis Funds officer since 2021). Vice President and Secretary of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President, Senior Attorney, and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Andrew A. Davis (born 06/25/63, Davis Funds officer since 1997). See description in the section on Interested Directors.

Christopher C. Davis (born 07/13/65, Davis Funds officer since 1997). See description in the section on Interested Directors.

Kenneth C. Eich (born 08/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Trustee/Chairman, Executive Vice President, and Principal Executive Officer of Davis Fundamental ETF Trust (consisting of four portfolios); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Randi J. Roessler (born 06/26/81, Davis Funds officer since 2018). Vice President and Chief Compliance Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

DAVIS SERIES, INC.

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as “Davis Advisors”)
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 279-0279

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
DST Asset Manager Solutions, Inc.
c/o The Davis Funds
P.O. Box 219197
Kansas City, Missouri 64121-9197

Overnight Address:
430 West 7th Street, Suite 219197
Kansas City, Missouri 64105-1407

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Greenberg Traurig, LLP
1144 15th Street, Suite 3300
Denver, Colorado 80202

Independent Registered Public Accounting Firm
KPMG LLP
1225 17th Street, Suite 800
Denver, Colorado 80202

For more information about Davis Series, Inc., including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Funds’ Statement of Additional Information contains additional information about the Funds’ Directors and is available without charge, upon request, by calling 1-800-279-0279 and on the Funds’ website at www.davisfunds.com. Quarterly Fact Sheets are available on the Funds’ website at www.davisfunds.com.

ITEM 2.  CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the code of ethics is filed as an exhibit to this form N-CSR.

No substantive amendments were approved or waivers granted to this code of ethics during the period covered by this report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board of Directors has determined that independent director Marsha Williams qualifies as the “audit committee financial expert”, as defined in Item 3 of form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)
Audit Fees. The aggregate Audit Fees billed by KPMP LLP (“KPMG”) for professional services rendered for the audits of the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year ends December 31, 2021 and December 31, 2020 were $159,824 and $156,800, respectively.

(b)
Audit-Related Fees. The aggregate Audit-Related Fees billed by KPMG for services rendered for assurance and related services that are not reasonably related to the performance of the audit or review of the fund financial statements, but not reported as Audit Fees for fiscal year ends December 31, 2021 and December 31, 2020 were $0 and $0, respectively.

(c)
Tax Fees. The aggregate Tax Fees billed by KPMG for professional services rendered for tax compliance, tax advice and tax planning for the fiscal year ends December 31, 2021 and December 31, 2020 were $51,684 and $49,275, respectively.

Fees included in the Tax Fee category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audit. These services include preparation of tax returns, tax advice related to mergers and a review of the fund income and capital gain distributions.

(d)
All Other Fees.  The aggregate Other Fees billed by KPMG for all other non-audit services rendered to the fund for the fiscal year ends December 31, 2021 and December 31, 2020 were $0 and $0, respectively.

(e)(1)
Audit Committee Pre-Approval Policies and Procedures.

The fund Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the funds.  Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The fund Audit Committee has adopted a policy whereby audit and non-audit services performed by the fund independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings.  If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(e)(2)	No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-1 of Regulation S-X.

(f)	Not applicable
(g)
The Funds’ independent accountant did not provide any services to the investment advisor or any affiliate for the fiscal years ended December 31, 2021 and December 31, 2020.  The fund has not paid any fees for non-audit not previously disclosed in items 4 (b) – (d).

(h)
The registrant’s audit committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  No such services were rendered.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.  SCHEDULE OF INVESTMENTS

(a)	Not Applicable. The complete Schedule of Investments is included in Item 1 of this Form N-CSR

(b)	Not Applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant’s Board of Directors.

ITEM 11.  CONTROLS AND PROCUDURES

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls.

ITEM 13.  EXHIBITS

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed as an exhibit to this form N-CSR.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DAVIS SERIES, INC.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: February 22, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: February 22, 2022

By	/s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer and Principal Accounting Officer

Date: February 22, 2022